SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement.

☒	Definitive Additional Materials.

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    Columbia Funds Variable Insurance Trust

(Name of Registrant as Specified in its Charter)

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Columbia Funds Variable Insurance Trust

One Financial Center, Boston, Massachusetts 02111

Columbia Asset Allocation Fund, Variable Series

Columbia Federal Securities Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Large Cap Growth Fund, Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Mid Cap Value Fund, Variable Series

Columbia Money Market Fund, Variable Series

Columbia S&P 500 Index, Variable Series

Columbia Small Cap Value Fund, Variable Series

Columbia Small Company Growth Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

Columbia Select Large Cap Growth Fund, Variable Series

Columbia Select Opportunities Fund, Variable Series

Columbia Value and Restructuring Fund, Variable Series

(each, a “Fund” and collectively, the “Funds”)

Notice of Joint Special Meeting of Shareholders

to be held on March 3, 2010

January 25, 2010

Dear Investor:

On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (“Columbia”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”). The Closing will cause the current advisory agreements between Columbia and the Funds to terminate. Columbia Asset Allocation Fund, Variable Series also has a subadvisory agreement, which the Closing will cause to terminate. The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionately in accordance with timely received instructions. In order to provide the Funds with continuity of management services after the Closing, a joint special meeting of shareholders of the Funds listed above and Columbia Funds Variable Insurance Trust (the “Trust”) (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) will be held at One Financial Center, Boston, Massachusetts 02111, on

March 3, 2010, at 2:00 p.m., local time. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)
1.	Consider and vote on a proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise;	All Funds

2.	Consider and vote on a proposed Subadvisory Agreement with Nordea Investment Management North America, Inc.;	Columbia Asset Allocation Fund, Variable Series

3.	Consider and vote on a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval; and	All Funds

4.	Elect trustees to the Trust’s Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.	All Funds

All of the above proposals are more fully described in the Joint Proxy Statement accompanying this notice.

As is described in the Joint Proxy Statement, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposals 1, 2 and 3 is contingent on the Closing. In addition to being contingent on the Closing, Proposals 2 and 3 for a particular Fund are contingent on Proposal 1 being approved by that Fund’s shareholders. Proposal 4 is not contingent on the Closing or on the approval of any other Proposal. The nominees all currently serve as trustees of the Trust. The close of business on December 31, 2009 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Contract Owners with a beneficial interest in the Funds as of the close of business on the Record Date have the right to instruct their insurance company as to the manner in which shares of the Funds attributable to their Variable Contract should be voted.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

THAT SHAREHOLDERS VOTE FOR EACH PROPOSAL AND FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Your vote or voting instruction is important, regardless of the size of your investment. You can provide your vote or voting instruction easily and quickly by mail, by telephone, or via the Internet. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your vote or voting instruction today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact Computershare Fund Services at (866) 526-4103.

By order of the Board of Trustees,

James R. Bordewick, Jr.

Secretary

Dated: Boston, Massachusetts, January 25, 2010

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Important Information to Help You Understand the Proposals

The following questions and answers provide an overview of the matters on which shareholders are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting or providing your voting instructions. Each vote is important.

Q.	What is happening?

A.	The Transaction. On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia Management Advisors, LLC (“Columbia”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises the funds (the “Funds”) of Columbia Funds Variable Insurance Trust (the “Trust”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction at a joint special meeting of shareholders of the Funds and the Trust (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”).

The Proposals.    The Closing will cause each Fund’s current advisory agreement (the “Current Advisory Agreement”) with Columbia to terminate. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board of Trustees of the Trust (the “Board”) has approved and recommends that shareholders of each Fund approve a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise (the “Proposed Advisory Agreement”). Similarly, for Columbia Asset Allocation Fund, Variable Series (the “Subadvised Fund”), which currently has a subadvisory agreement with Nordea Investment Management North America, Inc. (“Nordea”), the Closing will cause the existing subadvisory agreement (the “Current Subadvisory Agreement”) to terminate. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board has approved and recommends that shareholders of the Subadvised Fund approve a new subadvisory agreement with Nordea (the “Proposed Subadvisory Agreement”).

In addition, the Board is recommending that shareholders approve a proposal that would authorize RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”). It also is proposed that the shareholders vote to elect ten of the Trust’s current trustees (the “Trustees”) to the Board.

The Joint Proxy Statement.    The Joint Proxy Statement provides additional information about the matters on which the Trustees are soliciting a vote – the Proposed Advisory Agreement for each Fund, the Proposed Subadvisory Agreement for the Subadvised Fund, the Manager of Managers Proposal and the proposed election of ten current Trustees of the Board. As is explained in the Joint Proxy Statement, if approved by shareholders, the effectiveness of each of the Proposals, other than the proposal to elect the ten current Trustees, is contingent on the Closing.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH PROPOSAL AND FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving the Joint Proxy Statement and voting instruction card (the “Voting Instruction Card”) because you are an owner of a variable annuity contract or variable life insurance policy (collectively, the “Variable Contracts”) issued by insurance companies for which the Funds serve as underlying investment vehicles. Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts (“Contract Owners”), and generally vote all Fund shares proportionately in accordance with timely received instructions. As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the vote.

Q.	Why are shareholders being asked to vote on a new investment management services agreement and, if applicable, a new subadvisory agreement?

A.	The Closing will cause your Fund’s Current Advisory Agreement to terminate, and Columbia will no longer be able to serve as the manager to your Fund under that agreement. Similarly, for the Subadvised Fund, the Closing will cause the Current Subadvisory Agreement with Nordea to terminate, and Nordea will no longer be able to serve as the subadviser to your Fund under that agreement. In light of these results, the Board has approved, and recommends that shareholders of each Fund approve, the Proposed Advisory Agreement and, as applicable, the Proposed Subadvisory Agreement.

See the discussion regarding your Fund under “General Overview – Board Considerations Regarding Approval of the Proposed Advisory Agreement and Proposed Subadvisory Agreement” for further details.

Q.	Why are shareholders being asked to vote on the Manager of Managers Proposal?

A.	The Manager of Managers Proposal will afford RiverSource the flexibility to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without the costs and delays associated with holding a shareholder meeting. Most of the funds currently advised by RiverSource (the “RiverSource Family of Funds”) have a policy authorizing RiverSource to enter into and materially amend subadvisory agreements, with the approval of the board of directors/trustees of a fund it manages, but without obtaining shareholder approval. Approval of the Manager of Managers Proposal will conform the Funds’ policies in this respect to the current policy of the funds in the RiverSource Family of Funds.

Although no changes to the Subadvised Fund’s existing subadvisory arrangement are being recommended in connection with the Transaction, RiverSource expects to evaluate this relationship in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing subadviser relative to the capabilities of other possible subadvisers and the enhanced capabilities of RiverSource assuming the Closing occurs. If that evaluation results in a recommendation to change such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Q.	Why are shareholders being asked to elect Trustees?

A.	The shareholders of each Fund are being asked to elect Trustees pursuant to a voluntary undertaking by the Funds in connection with the Securities and Exchange Commission’s Order in the Matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc., dated February 9, 2005 (the “SEC Order”) that, commencing in 2005, the Funds would hold a shareholder meeting at least every fifth calendar year to elect the Board of Trustees. The members of the Governance Committee of the Board who are not interested persons of the Funds and the full Board have nominated the individuals listed in the Joint Proxy Statement for election to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Pertinent information about each nominee is set forth in the Joint Proxy Statement under Proposal 4. Each nominee currently serves as a Trustee of the Trust.

Q.	How will these proposals affect my investment?

A.	These proposals will not result in any change in your Fund’s investment objective(s) or principal investment strategies. The fee rates currently payable by your Fund in respect of investment advisory and administrative services are identical to those payable under the Proposed Advisory Agreement and the new administrative services agreement. The total scope of services to be provided by RiverSource under the Proposed Advisory Agreement and the new administrative services agreement for your Fund is substantially the same as that of the Fund’s Current Advisory Agreement and current administrative agreement, as discussed in greater detail in the Joint Proxy Statement under Proposal 1.

Q.	How will these proposals affect the portfolio management personnel managing my Fund?

A.	Over the past several months, RiverSource and Columbia engaged in a deliberative process to select portfolio management personnel to service the Funds after the Closing. The portfolio management selection process was designed to optimize the portfolio management resources available to each Fund by selecting investment personnel from the RiverSource and/or Columbia organization. Columbia’s Chief Investment Officer, who is expected to join RiverSource after the Closing, was responsible for selecting portfolio management personnel for each Fund utilizing Columbia’s current process for evaluating portfolio managers. As a result of this deliberative process, it is expected that the portfolio managers who are currently primarily responsible for overseeing the investments of most of the Funds will remain in place following the Closing. For certain Funds, however, one or more portfolio manager changes are expected to occur subject to and effective upon the Closing, as provided in Appendix B. Portfolio manager changes will be disclosed, as appropriate, in prospectus supplements for affected Funds.

Q.	What other actions are contemplated as part of the Transaction?

It is expected that RiverSource will serve as administrator of the Funds under a new administrative services agreement with fee rates that are identical to those of the current administrative agreement. The total scope of services under the new administrative services agreement together with the Proposed Advisory Agreement is substantially the same as that of the current administrative agreement together with each Current Advisory Agreement. RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for the RiverSource Family of Funds, are also expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates. It is expected that RiverSource, which currently serves as investment manager to the RiverSource Family of Funds, will adopt the “Columbia” name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation will adopt the “Columbia” name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA also have entered into a services and distribution arrangement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of specific products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise also have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain services for a period of up to 18 months following the Closing.

Q.	How does my Fund’s Board recommend that shareholders vote?

A.	Your Fund’s Board recommends that shareholders vote FOR each proposal and FOR the election of each nominee.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. BAC and Ameriprise have agreed to bear these costs separately.

Q.	How do I instruct my insurance company to cast my votes?

A.	You may submit your voting instruction to your insurance company:

By Mail: Complete, sign and return the enclosed Voting Instruction Card(s) in the enclosed self-addressed, postage-paid envelope.

By Telephone: Call the toll-free number printed on the enclosed Voting Instruction Card(s) and follow the directions.

By Internet: Access the website address printed on the enclosed Voting Instruction Card(s) and follow the directions on the website.

Q.	Why might I receive more than one Voting Instruction Card?

A.	If you have an interest in more than one Fund or have an interest in a Fund in more than one Variable Contract account, you may receive a separate Voting Instruction Card for each such Fund or Variable Contract.

Q.	Whom should I call for additional information about the Joint Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to submit your voting instruction, please call Computershare Fund Services at (866) 526-4103.

Columbia Funds Variable Insurance Trust

One Financial Center, Boston, Massachusetts 02111

Columbia Asset Allocation Fund, Variable Series

Columbia Federal Securities Fund, Variable Series

Columbia International Fund, Variable Series

Columbia Large Cap Growth Fund, Variable Series

Columbia Large Cap Value Fund, Variable Series

Columbia Mid Cap Value Fund, Variable Series

Columbia Money Market Fund, Variable Series

Columbia S&P 500 Index, Variable Series

Columbia Small Cap Value Fund, Variable Series

Columbia Small Company Growth Fund, Variable Series

Columbia Strategic Income Fund, Variable Series

Columbia Select Large Cap Growth Fund, Variable Series

Columbia Select Opportunities Fund, Variable Series

Columbia Value and Restructuring Fund, Variable Series

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on March 3, 2010

This Joint Proxy Statement is furnished to you in connection with the solicitation of shareholder votes by the Board of Trustees (the “Board”) of Columbia Funds Variable Insurance Trust (the “Trust”) relating to a joint special meeting of shareholders of the Funds listed above and the Trust (for each Fund and the Trust, including any postponements or adjournments thereof, the “Meeting”) to be held at One Financial Center, Boston, Massachusetts 02111 on March 3, 2010 at 2:00 p.m., local time. It is expected that this Joint Proxy Statement will be mailed to shareholders and contract owners on or about January 25, 2010. The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts and generally vote all Fund shares proportionately in accordance with timely received instructions. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)
1.	Consider and vote on a proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise Financial, Inc.;	All Funds

	Proposal	Affected Fund(s)
2.	Consider and vote on a proposed Subadvisory Agreement with Nordea Investment Management North America, Inc. (“Nordea”);	Columbia Asset Allocation Fund, Variable Series

3.	Consider and vote on a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without obtaining additional shareholder approval; and	All Funds

4.	Elect trustees to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.	All Funds

The Board of the Trust recommends that shareholders vote (i) FOR the approval of the proposed Investment Management Services Agreement with RiverSource (Proposal 1); (ii) for shareholders of Columbia Asset Allocation Fund, Variable Series only, FOR the approval of the proposed Subadvisory Agreement with Nordea (Proposal 2); (iii) FOR the approval of the proposal allowing RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”) (Proposal 3); and (iv) FOR the election to the Board of those of the Trust’s current trustees (the “Trustees”) who have agreed to stand for re-election (the “Nominees”) (Proposal 4). Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes on those proposals affecting the Fund in which they are shareholders. If approved by shareholders, the effectiveness of each of the proposals, other than the election of the Nominees, is contingent on the Closing (as defined below under “General Overview – The Transaction”). See “General Overview – Conditions to Closing and Effectiveness of the Proposals” for a discussion of other conditions to the effectiveness of the proposals.

If you execute, date and submit a voting instruction card (“Voting Instruction Card”) in respect of a Fund, you may revoke that voting instruction or change it by providing written notice of revocation to your insurance company, by submitting a subsequently executed and dated Voting Instruction Card, or by submitting voting instructions by telephone or Internet at a later date. If you submit your voting instruction by telephone or through the Internet, you may revoke it by submitting a subsequent timely voting instruction by telephone or Internet or by completing, signing and timely returning a Voting Instruction Card dated as of a date that is later than your last telephone or Internet voting instruction.

Votes cast at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. Thirty percent (30%) of the shares of a Fund or the Trust as a whole entitled to vote constitutes a quorum of a Fund or the Trust as a whole, respectively. The inspectors of election will treat abstentions as present for purposes of determining a quorum. A quorum of shareholders of a Fund is required to take action at the Meeting on proposals affecting such Fund. Separately, a quorum of shareholders of the Trust is required to take action on the election of the Nominees to the Board.

In the event that a quorum of shareholders of a Fund or of the Trust is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to one or more Funds or the Trust and/or with respect to one or more proposals by a majority of votes properly cast upon the question, without further notice, and further solicitations may be made. Because separate accounts of the insurance companies are the predominant shareholders of record of the Funds, the Funds expect all such shares to be present at the Meeting.

The close of business on December 31, 2009 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held and the number of votes to which each class of shares of each Fund is entitled, on that date, are listed in Appendix A. Each shareholder of a Fund on the Record Date shall be entitled to a number of votes on any matter on which such shareholder is entitled to vote equal to (i) the net asset value of a share of the Fund in U.S. dollars determined at the close of business on the Record Date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes) multiplied by (ii) the number of shares of the Fund held by the shareholder on the Record Date.

Approval of Proposals 1 and 3 on behalf of each Fund and approval of Proposal 2 on behalf of Columbia Asset Allocation Fund, Variable Series require the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on each of Proposals 1, 2 and 3.

Election of Trustees (Proposal 4) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of Trustees to be elected at the Meeting, which is ten. All shares of the Trust vote together as a single class on Proposal 4.

For all matters to be voted upon, an abstention will be considered present for determining the existence of a quorum, but will not be considered a vote cast. Thus, abstentions will have the same effect as a vote against each Proposal.

Each Fund’s administrator is Columbia Management Advisors, LLC (“Columbia”), whose address is One Financial Center, Boston, Massachusetts 02111. Each Fund’s principal underwriter is Columbia Management Distributors, Inc., whose address is also One Financial Center, Boston, Massachusetts 02111.

Each Fund’s current investment manager is Columbia. For further information regarding Columbia, see Appendix B. Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling (866) 526-4103 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 3, 2010.

This Joint Proxy Statement and the Notice of Joint Special Meeting are available at http://www.columbiafunds.com.

GENERAL OVERVIEW

Overview

Columbia Management Advisors, LLC (“Columbia”) provides investment advisory services to each of the mutual funds listed on page 7 of this Joint Proxy Statement (the “Funds”) that are series of Columbia Funds Variable Insurance Trust (the “Trust”). The Funds serve as underlying investment options for certain variable annuity contracts and variable life insurance policies (collectively, the “Variable Contracts”). Although insurance company separate accounts are the predominant record owners of the Funds’ shares, the insurance companies are required to solicit voting instructions from owners of the Variable Contracts (the “Contract Owners”) and generally vote all Fund shares in accordance with timely received instructions. For more information about the voting mechanics with respect to the Funds, see “Other Information – Voting Information.”

The Transaction

On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia, entered into an agreement (the “Purchase Agreement”) to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction.

The Proposals

The Closing will cause your Fund’s current advisory agreement (each, a “Current Advisory Agreement”) with Columbia to terminate. As is discussed in more detail in this Joint Proxy Statement, in light of this result, the Board of Trustees of the Trust (the “Board”) has approved and recommends that shareholders of each Fund approve a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise (the “Proposed Advisory Agreement”). Similarly, for Columbia Asset Allocation Fund, Variable Series (the “Subadvised Fund”), which currently has a subadvisory agreement with Nordea Investment Management North America, Inc. (“Nordea” or the “Subadviser”), the Closing will cause the Current Subadvisory Agreement to terminate. As is discussed in more detail in this Joint Proxy Statement, in light of this result, the Board has approved and recommends that shareholders of the Subadvised Fund approve a new subadvisory agreement with Nordea (the “Proposed Subadvisory Agreement”).

In addition, the Board is recommending that shareholders approve a proposal that would authorize RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”). It is also proposed that the shareholders vote to elect to the Board ten of the Trust’s current trustees (the “Trustees”) who have agreed to stand for re-election (the “Nominees”).

The Interim Advisory and Subadvisory Agreements

The Board has approved an interim investment advisory agreement (each, an “Interim Advisory Agreement”) for each Fund with RiverSource, which would become effective for a Fund at the Closing only if the Proposed Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under each Interim Advisory Agreement, RiverSource could serve as investment adviser to a Fund for up to 150 days following the Closing.

Similarly, for the Subadvised Fund, the Board has approved an interim investment subadvisory agreement (the “Interim Subadvisory Agreement”) with Nordea, which would become effective for the Subadvised Fund at the Closing only if the Proposed Subadvisory Agreement for the Subadvised Fund has not been approved by its shareholders prior to the Closing. Under the Interim Subadvisory Agreement, Nordea could serve as investment subadviser and manage the Subadvised Fund’s portfolio for up to 150 days following the Closing.

The terms of the Interim Advisory Agreements and the Interim Subadvisory Agreement are the same as those of the Current Advisory Agreements and the Current Subadvisory Agreement, respectively, except for certain provisions that are required by law and except that Columbia is replaced by RiverSource and that the dates of the agreements are made current.

The provisions required by law include a requirement that fees payable under the Interim Advisory Agreements and the Interim Subadvisory Agreement be paid into an escrow account. If a Fund’s shareholders approve the Proposed Advisory Agreement or, as applicable, Proposed Subadvisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Advisory Agreements or the Interim Subadvisory Agreement will be paid to RiverSource or Nordea, as applicable, but if the Proposed Advisory Agreement or, as applicable, Proposed Subadvisory Agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to RiverSource or Nordea, as applicable.

Other Actions Contemplated by the Transaction

It is expected that RiverSource will serve as administrator of the Funds under a new administrative services agreement with fee rates that are identical to those of the current administrative agreement. The total scope of services under the new administrative services agreement together with each Proposed Advisory Agreement is substantially the same as that of the current administrative agreement together with each Current Advisory Agreement. RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for various funds advised by RiverSource (the “RiverSource Family of Funds”), are also expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates. It is expected that RiverSource, which currently serves as investment manager to the RiverSource Family of Funds, will adopt the “Columbia” name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation will adopt the “Columbia” name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA also have entered into a services and distribution arrangement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of specific products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise also have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain services for a period of up to 18 months following the Closing.

Board Considerations Regarding Approval of the Proposed Advisory Agreement and Proposed Subadvisory Agreement

The Board unanimously approved the Proposed Advisory Agreements and the Proposed Subadvisory Agreement at a meeting held on December 17, 2009.

The Advisory Fees and Expenses Committee (the “Committee”) of the Board met on multiple occasions to review the Proposed Advisory Agreements and the Proposed Subadvisory Agreement and, on December 14, 2009, recommended that the full Board approve the Proposed Advisory Agreements and the Proposed Subadvisory Agreement. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory Agreements or the Proposed Subadvisory Agreement and who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Trust (the “Independent Trustees”), approved (i) the Proposed Advisory Agreement with RiverSource for each Fund, and (ii) the Proposed Subadvisory Agreement with Nordea, the Subadviser for the Subadvised Fund. Prior to their approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BAC, Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Current Advisory Agreements and the Current Subadvisory Agreement on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia and the Subadviser, and discussed such materials with representatives of Columbia and the Subadviser. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Proposed Advisory Agreements, the Proposed Subadvisory Agreement and other matters relating to the Transaction with representatives of BAC, Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Proposed Advisory Agreement and the Proposed Subadvisory Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG

Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable.

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the Proposed Advisory Agreements and the Proposed Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource, its parent, Ameriprise, and the Subadviser;

(ii)	the capabilities of RiverSource and the Subadviser with respect to compliance, including an assessment of RiverSource’s compliance system by the Funds’ Chief Compliance Officer;

(iii)	the qualifications of RiverSource and the Subadviser to provide advisory services to each Fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the Proposed Advisory Agreements, including the differences between the Proposed Advisory Agreements and the Current Advisory Agreements described below and in Appendix F-2 in connection with RiverSource’s efforts to standardize such agreements across the Columbia and RiverSource funds;

(v)	the terms and conditions of the Proposed Subadvisory Agreement, including that they were substantially identical to those of the Current Subadvisory Agreement;

(vi)	the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vii)	the commitment of RiverSource and Ameriprise that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following the Closing;

(viii)	that the Trustees recently had completed a full annual review of the Current Advisory Agreements and the Current Subadvisory Agreement, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund and the subadvisory fee rate for the Subadvised Fund were sufficient to warrant their approval;

(ix)	that the advisory fee rates payable by each Fund would not change;

(x)	that RiverSource and BAC, and not any Fund, would bear the costs of obtaining approvals of the Proposed Advisory Agreement and the Proposed Subadvisory Agreement;

(xi)	that Ameriprise and RiverSource have agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there is not imposed on any Fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel who will be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction will include certain senior executives of Columbia who are currently responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided

The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by RiverSource, its affiliates and the Subadviser and the resources to be dedicated to the Funds by RiverSource and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by each of RiverSource and the Subadviser with respect to the nature, extent and quality of services to be provided by it, RiverSource’s and the Subadviser’s compliance programs and compliance records, the ability of RiverSource and the Subadviser (including personnel and other resources, compensation programs for personnel involved in Fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of RiverSource’s and the Subadviser’s investment research capabilities and the other resources that they indicated they would devote to each Fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by RiverSource and its affiliates, including discussions with the Funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the Funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the Funds, noting that while some Current Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each Fund’s other service providers (including the Subadviser). The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Proposed Advisory Agreements and the Proposed Subadvisory Agreement supported the approval of such agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees considered the fact that the advisory fee rates payable by each Fund to RiverSource under the Proposed Advisory Agreements are the same as those currently paid by each Fund to Columbia under the Current Advisory Agreements. The Trustees also considered the fact that the subadvisory fee rates under the Proposed Subadvisory Agreement are the same as those currently in effect under the Current Subadvisory Agreement. The Trustees noted that in connection with their October 28, 2009 approval of the Current Advisory Agreements and the Current Subadvisory Agreement, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Current Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that are provided under the Current Advisory Agreements would not be provided under the Proposed Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory and (for relevant Funds) subadvisory fee rates and expenses of each Fund supported the approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement.

Costs of Services to be Provided and Profitability

The Trustees noted that in connection with their October 28, 2009 approval of the Current Advisory and Subadvisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the Columbia and RiverSource organizations, the

Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which the benefits of any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by RiverSource and the Subadviser regarding their respective financial conditions. The Trustees considered that RiverSource proposes to continue voluntary expense caps currently in effect for the Funds and that RiverSource has undertaken not to change these caps without further discussion with the Independent Trustees. The Trustees noted that the fees under the Proposed Subadvisory Agreement, like those under the Current Subadvisory Agreement, were the product of arm’s-length bargaining between Columbia and the Subadviser. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to RiverSource and its affiliates from its relationship with each Fund, and the profitability to the Subadviser of its relationship with the Subadvised Fund, supported the approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement.

Economies of Scale

The Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each Fund, to groups of similar Funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the prospects for growth in the sale of shares of the Funds, and noted that the proposed management fee schedules for the Funds generally contain breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement.

Other Benefits to RiverSource and the Subadviser

The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates or by the Subadviser as a result of their relationships with the Funds, such as the engagement of RiverSource to provide administrative services to the Funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds’ distributor, which would be an affiliate of RiverSource, will retain a portion of the distribution fees from the Funds and will receive a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research expected to be made available to RiverSource by reason of brokerage commissions generated by the Funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s and the Subadviser’s profitability likely would be somewhat lower without these benefits.

Conclusion

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Proposed Advisory Agreement and the Proposed Subadvisory Agreement.

Manager of Managers Proposal

The Board considered and approved, and recommends that shareholders approve, the Manager of Managers Proposal. The Board believes that it is in the best interests of each Fund and its shareholders to provide RiverSource with the flexibility to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without the costs and delays associated with holding a shareholder meeting. Most of the current funds of the RiverSource Family of Funds have a policy authorizing RiverSource to enter into and materially amend subadvisory agreements, with the approval of the board of directors/trustees of a fund it manages, but without obtaining shareholder approval. Approval of the Manager of Managers Proposal will conform the Funds’ policies in this respect to the current policy of the funds in the RiverSource Family of Funds.

Although no changes to the Subadvised Fund’s existing subadvisory arrangement are being recommended in connection with the Transaction, RiverSource expects to evaluate this relationship in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing Subadviser relative to the capabilities of other possible subadvisers and the enhanced capabilities of RiverSource assuming the Closing occurs. If that evaluation results in a recommendation to change such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Election of Trustees

The shareholders of each Fund are being asked to elect ten of the Trust’s current Trustees to the Board. The members of the Governance Committee of the Board who are Independent Trustees and the full Board have nominated the individuals listed in Proposal 4 for election to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Under Proposal 4, shareholders are being asked to vote on the Nominees. Pertinent information about each Nominee is set forth below under Proposal 4.

Conditions to Closing and Effectiveness of the Proposals

As set forth in the Purchase Agreement, the Closing is subject to certain terms and conditions, including, among other terms and conditions typical in this type of transaction, the receipt of: (1) approvals needed to transition investment management service responsibilities to Ameriprise and its affiliates with respect to an estimated level of annualized revenue as of the Closing that generally comprises at least 77.5% of the annualized revenue from such services as of June 30, 2009; and (2) approvals by the Board and the boards of trustees of other registered investment companies in the Columbia Funds complex of advisory, administrative and certain other service arrangements. As is noted above, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposals 1, 2 and 3 is contingent on the Closing. In addition to being contingent on the Closing, Proposal 2 for the Subadvised Fund and Proposal 3 for each Fund are contingent on Proposal 1 with respect to that Fund being approved by shareholders.

Proposal 4 is not contingent on the Closing or on the approval of any other Proposal.

Information Regarding RiverSource

RiverSource is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. RiverSource offers a full spectrum of investment products to domestic and international retail, business, and institutional investors. As of September 30, 2009, RiverSource had approximately $145 billion in assets under management and managed 132 registered funds. RiverSource’s principal offices are located at 50506 Ameriprise Financial Center, Minneapolis, MN 55402. For further information regarding RiverSource, see Appendix B.

Information Regarding the Subadviser

Please see Appendix C for information regarding Nordea.

Affiliated Brokers

Please see Appendix D for information regarding the aggregate amount of commissions paid by each Fund to any affiliated brokers during its most recent fiscal year.

Certain Conditions Under the 1940 Act

Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment advisory agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Funds as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the assignment whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter). Ameriprise has agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there is not imposed on any Fund any “unfair burden” with respect to the Transaction.

The second condition requires that, during the three-year period immediately following the Closing, at least 75% of the Trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Columbia or RiverSource.

PROPOSAL 1 – APPROVE A NEW INVESTMENT MANAGEMENT SERVICES AGREEMENT

(All Funds)

The Board is recommending the approval of the Proposed Advisory Agreement. As is required by the 1940 Act, each Current Advisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, the completion of the Transaction will result in the assignment of each Fund’s Current Advisory Agreement, and in its automatic termination. Therefore, as is described below, shareholders of each Fund are being asked to approve the Proposed Advisory Agreement for their Fund.

The Proposed Advisory Agreement

For each Fund, the Proposed Advisory Agreement will become effective as of the later of (i) the Closing or (ii) the date shareholders of that Fund approve the Proposed Advisory Agreement. If the Closing does not take place, the Proposed Advisory Agreement will not become effective, and the Current Advisory Agreements will continue in effect. As is discussed in greater detail above under “General Overview – The Interim Advisory and Subadvisory Agreements”, the Trustees have approved an Interim Advisory Agreement for each Fund with RiverSource, which would become effective for a particular Fund at the Closing only if the Proposed Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under an Interim Advisory Agreement, RiverSource could serve as investment adviser to a Fund for up to 150 days following the Closing.

Each Current Advisory Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on October 28, 2009. The date on which each Fund’s Current Advisory Agreement was last approved by shareholders is provided in Appendix E.

Information about the fee rates payable by each Fund under the Current Advisory Agreements and the Proposed Advisory Agreement is provided in Appendix G. Amounts paid by each Fund to Columbia, or to an affiliate of Columbia, during the Fund’s last fiscal year are set forth in Appendix H.

Description of the Proposed and Current Advisory Agreements

Set forth below is a general description of terms of the Proposed Advisory Agreements and a general comparison of the terms of the Proposed Advisory Agreements with those of the two forms of Current Advisory Agreements. A copy of the form of the Proposed Advisory Agreement is attached as Appendix F-1 to this Joint Proxy Statement. A more detailed comparison of the terms of each form of Current Advisory Agreement with the form of the Proposed Advisory Agreements is contained in Appendix F-2. Shareholders and Contract Owners are encouraged to refer to Appendices F-1 and F-2 for additional information regarding the terms of the Proposed Advisory Agreements and the Current Advisory Agreements.

Fees.    The fee rates payable by each Fund under the Proposed Advisory Agreements will be the same as the fee rates payable by such Fund under its Current Advisory Agreement. Under the Proposed Advisory Agreements and Current Advisory Agreements, each Fund pays as full compensation for the services provided a monthly fee computed based on the net assets of the Fund. The schedules of fee rates for each Fund under its Current Advisory Agreement are set forth in Appendix G to this Joint Proxy Statement. Amounts paid by each Fund to Columbia during the Fund’s last fiscal year are set forth in Appendix H to this Joint Proxy Statement. RiverSource has agreed that it will not change the voluntary management fee waiver arrangements currently in place for the Funds without first discussing any such changes with the Board. These voluntary arrangements may be revised or discontinued at any time. The Proposed Advisory Agreements provide that the fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis.

Investment Advisory Services.    Notwithstanding differences in the specific language used to describe the services provided under the various Current Advisory Agreements, RiverSource proposes to provide substantially the same investment advisory services to each Fund as currently provided by Columbia, except any changes necessitated by any differences in the Funds’ investment objectives, strategies and/or restrictions. The Proposed Advisory Agreements adopt a single, uniform description of the services to be provided to the Funds by RiverSource, and focus specifically on investment advisory services. All services that are administrative in nature are addressed separately in the new form of administrative services agreement (including some that were previously provided under certain of the Current Advisory Agreements), which is discussed in more detail below. The Proposed Advisory Agreements generally provide that, subject to oversight by the Board and the authorized officers of a Fund, RiverSource will furnish the Fund continuously with investment advice; determine, consistent with each Fund’s investment objectives, strategies and policies, which investments shall be purchased, held or sold, and execute or cause the execution of purchase or sell orders; recommend changes to investment objectives, strategies and policies to the Board; perform investment research and prepare and make available to each Fund research and statistical data in connection therewith; and furnish all other services of whatever nature that the adviser from time to time reasonably determines to be necessary or useful in connection with the investment management of each Fund. In selecting broker-dealers for execution, RiverSource will seek best execution and, except where otherwise directed by the Board, may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. The Proposed Advisory Agreements also authorize RiverSource to execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that RiverSource determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or RiverSource’s overall responsibilities with respect to a Fund and other clients for which it acts as investment adviser, to the extent consistent with applicable law.

The Proposed Advisory Agreements provide that RiverSource will vote proxies and provide or withhold consents (or provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents) with respect to the issuers of securities in which a Fund invests, as directed by the Board; and that it will maintain all required records relating to the management of the assets for each Fund, including with respect to the acquisition or disposition of securities.

The Proposed Advisory Agreements also provide that RiverSource may, at its own expense, subcontract for certain of the services to be provided thereunder (including with RiverSource’s affiliates). The Proposed Advisory Agreements provide that the quality and scope of services required to be provided under the Proposed Advisory Agreements shall not be diminished as a result of subcontracting its services. Certain of the Current Advisory Agreements provide that the adviser remains fully responsible for all services of any third parties in accordance with and to the extent provided by the Current Advisory Agreements. Certain of the Current Advisory Agreements provide that retention of a sub-adviser shall not reduce the responsibilities or obligations of the adviser under the Current Advisory Agreement and that the adviser is responsible to the fund for all acts or omissions of any sub-adviser in connection with the performance of the adviser’s duties. The Proposed Advisory Agreements also provide that, in the event RiverSource subcontracts with another party for some or all of such investment management services with respect to a Fund in reliance on RiverSource’s “manager-of-managers” exemptive order (see Proposal 3 below), RiverSource will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

Administrative Services.    The Current Advisory Agreements for some of the Funds provide that Columbia will provide certain administrative services to the Funds. In contrast, the Proposed Advisory Agreements do not require RiverSource to provide administrative services. Instead, RiverSource will enter into a separate administrative services agreement in respect of each Fund under which it will provide, all of the administrative services provided by Columbia under the Current Advisory Agreements or current administrative services agreements, as applicable, at the same fee rates charged by Columbia under the current administrative services agreements. However, administrative services agreements, unlike advisory agreements, may be amended, including to increase the fees payable thereunder, by the Board without stockholder approval. Although RiverSource has not proposed any such increase, RiverSource has indicated that it reserves its right to propose such an increase to the Board in the future.

Payment of Expenses.    Each Current Advisory Agreement describes somewhat differently the allocation of expenses between Columbia and the applicable Fund. One form of investment advisory agreement states specifically only the expenses that Columbia will bear, while the other form of investment advisory agreement also states specifically the expenses that the applicable Fund will bear. The Proposed Advisory Agreements state specifically that RiverSource will (a) furnish at its expense the office space, supplies, facilities and equipment that are required to render services under the Proposed Advisory Agreement and (b) pay the compensation of the Trustees or officers of each Fund who are directors, officers or employees of RiverSource (except where the Board has approved payment by a Fund of such compensation (e.g., for a Fund’s chief compliance officer)). The Proposed Advisory Agreements also state specifically that RiverSource is not required to pay any other operating expenses incurred in connection with the organization or operation of any Fund.

Limitation on Liability.    Each Fund’s Current Advisory Agreement states that Columbia is not liable for losses to the Fund in the absence of willful misfeasance, bad faith, gross negligence or the reckless disregard of duties. Under the Proposed Advisory Agreement for each Fund, neither RiverSource, nor any of its directors, officers, partners, principals, employees, or agents, is liable for any loss suffered by the Fund or its stockholders in the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties. The Proposed Advisory Agreement would thus hold RiverSource to a higher standard of care than the Current Advisory Agreements – “simple” negligence, rather than gross negligence.

Duration and Termination.    The Proposed Advisory Agreement in respect of a Fund will have an initial term of two years from its execution date and thereafter will continue from year to year until terminated by either party if specifically approved at least annually by the Board or by a vote of the majority of the outstanding shares of the Fund and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Current Advisory Agreement provides that such agreement continues from year to year after the effective date thereof if such continuance is approved in the manner required by the 1940 Act – i.e., is subject to annual approval.

Required Vote and Recommendation

Approval of the Proposed Advisory Agreement on behalf of a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 1.

At a meeting held on December 17, 2009, the Board approved the Proposed Advisory Agreement in respect of each Fund and voted to present the Proposed Advisory Agreement for shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PROPOSAL 2 – APPROVE A NEW SUBADVISORY AGREEMENT

(Subadvised Fund)

Shareholders of the Subadvised Fund, Columbia Asset Allocation Fund, Variable Series, are being asked to approve a Proposed Subadvisory Agreement with the Subadviser, Nordea.

The Board is recommending the approval of the Proposed Subadvisory Agreement for the Subadvised Fund. As is required by the 1940 Act, the Current Subadvisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, the Closing will result in the assignment of the Subadvised Fund’s Current Subadvisory Agreement, and in its automatic termination. Therefore, as is described below, shareholders of the Subadvised Fund are being asked to approve a Proposed Subadvisory Agreement for their Fund to assure continuity of subadvisory services by the Subadviser, the same entity that currently subadvises the Fund.

The Proposed Subadvisory Agreement

For the Subadvised Fund, the Proposed Subadvisory Agreement will become effective as of the later of (i) the Closing or (ii) the date shareholders of the Subadvised Fund approve the Proposed Subadvisory Agreement, provided that, in each case, the Proposed Advisory Agreement for the Subadvised Fund has been approved. If the Closing does not take place, the Proposed Subadvisory Agreement will not become effective, and the Current Subadvisory Agreement will continue in effect. As is discussed in greater detail above under “General Overview – The Interim Advisory and Subadvisory Agreements”, the Trustees have approved an Interim Subadvisory Agreement with the Subadviser. The Interim Subadvisory Agreement for the Subadvised Fund would be effective at the Closing only if the Proposed Subadvisory Agreement for the Subadvised Fund has not been approved by its shareholders prior to the Closing. Under the Interim Subadvisory Agreement, the Subadviser could serve as subadviser to the Subadvised Fund for up to 150 days following the Closing.

The Current Subadvisory Agreement was last approved for continuance by Trustees, including a majority of the Independent Trustees, on October 29, 2009. The date on which the Subadvised Fund’s Current Subadvisory Agreement was last approved by shareholders is provided in Appendix E.

Information about the fee rates payable under the Current Subadvisory Agreement and the Proposed Subadvisory Agreement is provided in Appendix G. The Subadvised Fund paid no amounts to the Subadviser or its affiliates during the Fund’s last fiscal year as these amounts were paid by Columbia.

Description of the Proposed and Current Subadvisory Agreements

The Proposed Subadvisory Agreement with respect to the Subadvised Fund is substantially identical to the Current Subadvisory Agreement, except with respect to the date, the term, and the identity of the investment adviser. Set forth below is a general description of terms of the Proposed Subadvisory Agreement. A copy of the form of the Proposed Subadvisory Agreement is attached as Appendix F-3 to this Joint Proxy Statement. Shareholders and Contract Owners who have an interest in the Subadvised Fund are encouraged to refer to Appendix F-3.

Fees.    The Subadvised Fund does not pay any fees under the Proposed Subadvisory Agreement. The fee rates payable by RiverSource under the Proposed Subadvisory Agreement are identical to those payable by Columbia under the Current Subadvisory Agreement. Under both the Current and the Proposed Subdvisory Agreements, the adviser pays the Subadviser compensation, computed and paid monthly in arrears at an annual rate of 0.40% of the average daily net asset value of the portion of the Subadvised Fund’s assets under management by the Subadviser.

Subadvisory Services.    Under both the Current and the Proposed Subadvisory Agreement, the Subadviser will, subject to the supervision of the Board and RiverSource: (a) manage the investment of a portion of the assets of the Subadvised Fund, as determined by RiverSource, in accordance with the Subadvised Fund’s investment objectives, policies and limitations as stated in the Subadvised Fund’s then current Prospectus and Statement of Additional Information, and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Subadvised Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Subadvised Fund; and (e) report results to the Board. Both the Current and the Proposed Subadvisory Agreement also provide that the Subadviser shall furnish to the Board or the adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Subadvised Fund, as required by applicable law or as otherwise requested from time to time by the Board or the adviser, and such additional information, reports, evaluations, analyses and opinions as the Board or the adviser may request from time to time.

Payment of Expenses.    Under both the Current and the Proposed Subadvisory Agreement, the Subadviser will pay its expenses incurred in performing its subadvisory duties. Neither the Trust nor the Subadvised Fund shall be liable to the Subadviser for its compensation. Both the Current and the Proposed Subadvisory Agreement provide that, for the purpose of determining fees payable to the Subadviser, the value of the Subadvised Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement of Additional Information of the Subadvised Fund.

Limitation on Liability.    Under both the Current and the Proposed Subadvisory Agreement, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Subadvised Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Subadvised Fund, may enforce any obligations of the Subadviser under both the Current and Proposed Subadvisory Agreement and may recover directly from the Subadviser for any liability it may have to the Subadvised Fund.

Duration and Termination.    The Proposed Subadvisory Agreement will have an initial term of two years from its effective date and will continue from year to year thereafter only so long as its continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Subadvised Fund. It may be terminated at any time without penalty on sixty days’ written notice to the Subadviser by vote of the Board, by vote of a majority of the outstanding voting securities of the Subadvised Fund, or by RiverSource. The Proposed Subadvisory Agreement also may be terminated at any time without penalty by the Subadviser on ninety days’ written notice to RiverSource and the Trust, and shall automatically terminate in the event of its assignment or in the event that the Subadvised Fund’s advisory agreement shall have terminated for any reason.

Required Vote and Recommendation

Approval of the Proposed Subadvisory Agreement on behalf of the Subadvised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on this Proposal 2.

At a meeting held on December 17, 2009, the Board of the Subadvised Fund approved the Proposed Subadvisory Agreement in respect of that Fund and voted to present the Proposed Subadvisory Agreement for shareholder approval.

In addition to being contingent on the Closing, Proposal 2 is contingent on the approval of Proposal 1 by shareholders of the Subadvised Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT.

PROPOSAL 3 – APPROVE THE MANAGER OF MANAGERS PROPOSAL

(All Funds)

The Board has approved, and recommends that shareholders approve, a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Subadvisory Agreements.    Federal securities laws generally require that shareholders approve agreements with a subadviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in shareholders’ best interests if the Board represents their interests in approving or rejecting recommendations made by RiverSource regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. This approach also will align the policies of the Funds with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by RiverSource.

SEC Exemptive Order.    On July 16, 2002, the SEC granted an order exempting Ameriprise from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits RiverSource to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to amend subadvisory agreements, with the approval of the board of the affected fund, but without the approval of shareholders, provided shareholders approve RiverSource’s authority to take such action. The SEC Exemptive Order is available to all funds advised by RiverSource, which would include, if Proposal 1 is approved and implemented, the Funds.

Under the SEC Exemptive Order, the affected funds and RiverSource are subject to several conditions imposed by the SEC to ensure that the interests of the funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new subadviser, a fund will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Funds to RiverSource.

The SEC Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	RiverSource recommends that a Fund’s day-to-day management be diversified by adding another subadviser;

•	RiverSource recommends that a subadviser be removed because of performance issues and be replaced with a different subadviser; or

•	There is a change of control of a subadviser.

Board Considerations Regarding Approval of the Manager of Managers Proposal

The Board believes that it is in the best interest of the Funds and their shareholders to afford RiverSource the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments in which a Fund invests.

As is described above, without the ability to utilize the SEC Exemptive Order, in order for RiverSource to appoint a new subadviser or modify a subadvisory agreement materially, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, RiverSource would be able to act more quickly to appoint a new subadviser if and when the Board and RiverSource believe that the appointment would benefit the Fund. The Board believes that granting RiverSource (subject to review and approval by the Board) maximum flexibility to select subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of subadvisers in RiverSource (subject to review and approval by the Board) in light of RiverSource’s investment advisory expertise and its experience in selecting subadvisers. The Board believes that if in the future it becomes appropriate to add or change a subadviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its shareholders.

Although no changes to the Subadvised Fund’s existing subadvisory arrangement are being recommended in connection with the Transaction, RiverSource expects to evaluate this relationship in the broader context of the manager of managers/subadviser program, including evaluating the capabilities of the existing Subadviser relative to the capabilities of other possible subadvisers and the enhanced capabilities of RiverSource assuming the Closing occurs. If that evaluation results in a recommendation to change such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever RiverSource selects a subadviser or modifies a subadvisory agreement. The Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. As with each Fund’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Required Vote and Recommendation

Approval of the Manager of Managers Proposal for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 3.

At a meeting held on December 17, 2009, the Board of each Fund voted to present the Manager of Managers Proposal for shareholder approval.

In addition to being contingent on the Closing, this Proposal 3 for a Fund is contingent on Proposal 1 with respect to that Fund being approved by shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS PROPOSAL.

PROPOSAL 4 – ELECTION OF TRUSTEES

(All Funds)

The shareholders of the Trust are being asked to elect Trustees pursuant to a voluntary undertaking by the Funds in connection with the SEC’s Order in the Matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc., dated February 9, 2005 (the “SEC Order”) that, commencing in 2005, certain funds advised by Columbia would hold a shareholder meeting at least every fifth calendar year to elect their board of trustees. Although the Trust is not a party to the SEC Order, it voluntarily adheres to certain governance measures designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The members of the Governance Committee of the Board who are Independent Trustees and the full Board have nominated the individuals listed below for election to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each Nominee currently serves as a Trustee of the Trust.

At a meeting held on December 7, 2009, the Governance Committee (by action of its members who are Independent Trustees) nominated the Independent Nominees (defined below). In addition, at a meeting held on December 8, 2009, the Independent Trustees received, accepted and endorsed the nominations presented by the Governance Committee and voted to present each of the Independent Nominees to shareholders for election as Trustees. At the meeting held on December 8, 2009, the Board nominated the Interested Nominee (defined below) and voted to present the Interested Nominee to shareholders for election as a Trustee. The Board currently has no reason to believe that any Nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies may be voted for such other Nominees as the Governance Committee and/or the Board may select.

A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The Independent Nominees are John D. Collins, Rodman L. Drake, Douglas A. Hacker, Janet Langford Kelly, Charles R. Nelson, John J. Neuhauser, Jonathan Piel, Patrick J. Simpson and Anne-Lee Verville.

The Funds currently treat William E. Mayer (the “Interested Nominee”) as an “interested person” of the Funds because he serves as a director of WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised by Columbia.

If the Nominees are elected by shareholders, at least 75% of the Trustees will continue to be Independent Trustees. Under the Trust’s current policy, each Trustee will retire at the conclusion of the next regularly scheduled meeting following the Trustee’s seventy-second birthday.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Independent Nominees:

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Independent Nominees
John D. Collins 71 Trustee	2007	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999	66	Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P. (propane marketing and distribution); and Montpelier Re (insurance underwriting firm)

Rodman L. Drake 66 Trustee and Chairman of the Board	2007	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001	66	Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal River Capital, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker 54 Trustee	1996	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Janet Langford Kelly 52 Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy

General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			66	None

Charles R. Nelson 67 Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Neuhauser 66 Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	66	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel 71 Trustee	2007

Cable television producer

and web site designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); Member Advisory Board, Mount Sinai Children’s Environmental Health Center, New York

			66	None

Patrick J. Simpson 65 Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	66	None

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Anne-Lee Verville 64 Trustee	1998	Retired since 1997 (formerly General Manager, General Education Industry, from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology))	66	None

Interested Nominee:

William E. Mayer(2) 69 Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	66	Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); and Black Rock Kelso Capital Corporation (investment company)

(1)	The address of each Nominee is c/o Columbia Management Advisors, LLC, One Financial Center, Boston, MA 02111.
(2)

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised by Columbia.

Current Status of Trustees

Mses. Kelly and Verville and Messrs. Hacker, Mayer, Nelson, Neuhauser, Simpson and Thomas C. Theobald were elected by shareholders most recently in 2005. Messrs. Collins, Drake and Piel were appointed by the Board in 2007. Together, such Trustees comprise the entire Board. All but Mr. Theobald are standing for election at the Meeting and have agreed to continue to serve if elected. The Board met on thirteen occasions during the calendar year ended December 31, 2009.

Beneficial Ownership of Shares of Each Fund

Appendix I to this Joint Proxy Statement provides information, as of October 31, 2009, about the beneficial ownership by the Nominees of equity securities of each Fund.

Current Committees of the Board

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Collins, Hacker and Nelson are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. The Audit Committee met on seven occasions during the calendar year ended December 31, 2009.

Messrs. Drake, Hacker, Mayer, Simpson and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the adviser. Messrs. Drake, Hacker, Simpson and Theobald are Independent Trustees (the “Governance Committee Independent Trustees”) and participate in the consideration, selection and nomination of Trustees. The Funds currently treat Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds.

The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of a Fund who wish to nominate a candidate to the Board may send information regarding prospective candidates to the Governance Committee, in care of the Trust, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders’ Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an “interested person” under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trust is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an “interested person” under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

The Governance Committee has a charter, which is provided in Appendix J. The Governance Committee’s charter is not available on the Funds’ website.

The Governance Committee met on six occasions during the calendar year ended December 31, 2009.

Ms. Kelly and Messrs. Hacker, Mayer, Nelson, Neuhauser and Piel are members of the Advisory Fees & Expenses Committee. The Advisory Fees &

Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. The Advisory Fees & Expenses Committee met on eight occasions during the calendar year ended December 31, 2009.

Mses. Kelly and Verville and Messrs. Nelson and Simpson are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the adviser, distributor and transfer agent. The Compliance Committee met on eight occasions during the calendar year ended December 31, 2009.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year, as each did for the calendar year ended December, 2009. The below are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review. These asset categories may be reallocated among the IOCs from time to time.

IOC #1: Mr. Neuhauser and Ms. Verville are responsible for reviewing funds in the following asset categories: Global Stock, International Stock, Large Growth, Mid Value, Fixed Income – Core and Municipal.

IOC #2: Messrs. Collins, Hacker and Mayer are responsible for reviewing funds in the following asset categories: Large Value, Small Growth, Specialty, Fixed Income – High Yield, Multi-Sector and Municipal.

IOC #3: Messrs. Piel and Theobald and Ms. Kelly are responsible for reviewing funds in the following asset categories: Asset Allocation, Index, Large Value, Mid Value, Small Core, Small Value, Money Market, Fixed Income – Municipal and Short Duration.

IOC #4: Messrs. Drake, Nelson and Simpson are responsible for reviewing funds in the following asset categories: Asset Allocation, Large Blend, Mid Growth, Multi Blend, Small Growth, Specialty, Fixed Income – Core, Municipal and Short Duration.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to c/o The Secretary of Columbia Funds Variable Insurance Trust, One Financial Center, Boston, MA 02111, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Executive Officers of the Funds

Information about the executive officers of the Funds is included in Appendix K to this Joint Proxy Statement.

Remuneration for Trustees and Officers

No Trustee is an employee of Columbia, RiverSource or their affiliates. Each Trustee receives an annual retainer fee of $100,000. The Board chair, the Audit Committee chair, the Advisory Fees & Expenses Committee chair and each other committee chair receive an additional annual retainer of $100,000, $20,000, $15,000 and $10,000, respectively. Each Trustee also receives a fee for each Board or committee meeting attended. Trustees receive a fee of $10,500 per meeting for attending an in-person Board meeting, a fee of $2,500 per meeting for attending an in-person committee meeting (the Audit Committee chair receives $3,000 per meeting) and a fee of $1,500 for attending a special telephonic Board or committee meeting. Trustees also are reimbursed for the expenses of attending meetings.

Total fees paid by each Fund to the current Trustees for the Fund’s last fiscal year are outlined in Appendix L to this Joint Proxy Statement.

Columbia pays all salaries of officers of the Trust, except for the Fund’s Chief Compliance Officer, a portion of whose salary is paid by the Trust.

Required Vote and Recommendation

Election of Trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust, at which a quorum is present or represented by proxy.

Effectiveness of this Proposal 4 is not contingent on the Closing or on the approval of any other Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.

OTHER INFORMATION

Current Service Providers

Columbia, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser and administrator of the Funds. Columbia Management Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds.

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. Shareholders who are insurance companies or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received.

Voting Information

Separate accounts of insurance companies are the predominant shareholders of the Funds. The insurance companies generally vote the shares of a Fund attributable to such separate accounts in accordance with timely instructions received from the Contract Owners having contract values allocated to such separate accounts invested in Fund shares. An insurance company may determine what it deems to be timely instructions and, accordingly, may establish cut-off times for submitting voting instructions that are earlier than the date and time of the Meeting. The number of shares of each Fund for which a Contract Owner may give voting instructions is based on the number of shares, including fractions of shares, held in the separate account attributable to the Contract Owner’s Variable Contract on the Record Date.

If a voting instruction is not received from a Contract Owner, the insurance company will vote the shares attributable to that Contract Owner in the same proportions (for, against or abstaining as to each Proposal) as all shares for which voting instructions have been received from other Contract Owners. If a Voting Instruction Card is received from a Contract Owner without indicating a voting instruction, the insurance company generally will vote those shares FOR each Proposal and each Nominee. As a result of these proportional voting procedures, a relatively small number of Contract Owners can determine the outcome of the votes.

Revocation of Voting Instructions. Contract Owners may revoke voting instructions by providing written notice of revocation to their insurance company,

by submitting a subsequently executed and dated Voting Instruction Card, or by submitting voting instructions by telephone or Internet at a later date. If a Contract Owner submits a voting instruction by telephone or through the Internet, he or she may revoke it by submitting a subsequent timely voting instruction by telephone or Internet or by completing, signing and timely returning a Voting Instruction Card dated as of a date that is later than his or her last telephone or Internet voting instruction.

Revocation of Proxies. Shareholders may revoke prior proxy instructions by providing superseding proxy instructions by written notice to that Fund (Attention: Secretary) at the address written above, by submitting a subsequently executed and dated proxy card, by authorizing their proxy by telephone or Internet or by attending the Meeting and casting their vote in person. Shareholders who plan on attending the Meeting should call (866) 526-4103 to obtain important information regarding attendance at the Meeting, including directions.

Annual Meetings and Shareholder Proposals

The Trust does not hold annual meetings of shareholders, but may from time to time schedule special meetings. The SEC Order contemplates that the Board will call meetings of shareholders at least every five years, at which shareholders will be asked to elect Trustees.

To be considered for inclusion in the proxy statement, shareholder submissions must be received a reasonable time before the Fund prints and mails its proxy statement. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws. Shareholders may submit proposals in writing c/o The Secretary of Columbia Funds Variable Insurance Trust, One Financial Center, Boston, Massachusetts 02111-2621.

Principal Shareholders

Appendix M to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of the Record Date.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of voting instructions for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by BAC and Ameriprise pursuant to the terms of the Purchase Agreement, and not by the Funds. In addition to the use of the mails, voting instructions may be solicited personally or via facsimile, telephone or the Internet by Trustees, officers and employees of the Trust, Columbia and certain of its affiliates and RiverSource and certain of its affiliates, and BAC and Ameriprise may reimburse persons holding shares in their names or the names of their nominees for their expenses in sending solicitation material to their beneficial owners. Computershare Fund Services (“Computershare”), which is located at 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to provide mailing and tabulation services. It is not expected that the Funds will require active solicitation services for any proposal or that Computershare will receive any amount for solicitation services.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Voting Instruction Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: One Financial Center, Boston, Massachusetts 02111.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling (866) 526-4103 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

James R. Bordewick, Jr.,
Secretary

It is important that you submit your voting instruction promptly. All Contract Owners are urged to submit their voting instructions as soon as possible by accessing the Internet site listed on the enclosed Voting Instruction Card, by calling the toll-free number listed on the enclosed Voting Instruction Card, or by mailing the enclosed Voting Instruction Card in the enclosed return envelope, which requires no postage if mailed in the United States.

APPENDIX A

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

Fund	Class A	Class B	Total
Columbia Asset Allocation Fund, Variable Series	8,796,861.287	2,511,812.138	11,308,673.425
Columbia Federal Securities Fund, Variable Series	3,362,822.962	4,827,862.359	8,190,685.321
Columbia International Fund, Variable Series	18,914,398.021	1,739,204.822	20,653,602.843
Columbia Large Cap Growth Fund, Variable Series	2,126,423.134	328,025.328	2,454,448.462
Columbia Large Cap Value Fund, Variable Series	8,032,110.152	1,414,851.216	9,446,961.368
Columbia Mid Cap Value Fund, Variable Series	81,186.322	1,625,010.125	1,706,196.447
Columbia Money Market Fund, Variable Series	128,784,404.704	—	128,784,404.704
Columbia S&P 500 Index, Variable Series	9,440.579	2,463,408.949	2,472,849.528
Columbia Select Large Cap Growth Fund, Variable Series	250,080.863	250,040.486	500,121.349
Columbia Select Opportunities Fund, Variable Series	252,651.791	251,885.925	504,537.716
Columbia Small Cap Value Fund, Variable Series	1,679,553.692	31,222,245.554	32,901,799.246
Columbia Small Company Growth Fund, Variable Series	4,803,191.489	132,833.103	4,936,024.592
Columbia Strategic Income Fund, Variable Series	4,623,863.523	3,592,044.196	8,215,907.719
Columbia Value and Restructuring Fund, Variable Series	255,619.408	254,851.937	510,471.345

A-1

Number of Votes to which Each Class in Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

Fund	Class A	Class B	Total
Columbia Asset Allocation Fund, Variable Series	97,469,223.06	27,680,169.76	125,149,392.82
Columbia Federal Securities Fund, Variable Series	33,796,370.77	48,085,509.10	81,881,879.87
Columbia International Fund, Variable Series	22,318,989.66	2,034,869.64	24,353,859.30
Columbia Large Cap Growth Fund, Variable Series	53,032,992.96	8,148,149.15	61,181,142.11
Columbia Large Cap Value Fund, Variable Series	92,610,230.05	16,256,640.47	108,866,870.52
Columbia Mid Cap Value Fund, Variable Series	880,059.73	17,550,109.35	18,430,169.08
Columbia Money Market Fund, Variable Series	128,784,404.70	—	128,784,404.70
Columbia S&P 500 Index, Variable Series	91,290.40	23,697,994.09	23,789,284.49
Columbia Select Large Cap Growth Fund, Variable Series	2,250,727.77	2,242,863.16	4,493,590.93
Columbia Select Opportunities Fund, Variable Series	2,362,294.25	2,352,614.54	4,714,908.79
Columbia Small Cap Value Fund, Variable Series	23,530,547.22	436,486,992.84	460,017,540.06
Columbia Small Company Growth Fund, Variable Series	45,870,478.72	1,251,287.83	47,121,766.55
Columbia Strategic Income Fund, Variable Series	39,765,226.30	30,747,898.32	70,513,124.62
Columbia Value and Restructuring Fund, Variable Series	2,147,203.03	2,138,207.75	4,285,410.78

A-2

APPENDIX B

More Information on RiverSource and Columbia

RiverSource is a wholly owned subsidiary of Ameriprise. Ameriprise’s principal offices are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o RiverSource Investments, LLC, 200 Ameriprise Financial Center, Minneapolis, MN 55402.

Name	Principal Occupation

Patrick T. Bannigan	Director and Senior Vice President – Asset Management, Products and Marketing of RiverSource Investments, LLC. Mr. Bannigan is also Director, and Vice President – Asset Management, Products and Marketing for RiverSource Distributors, Inc. and President of the RiverSource Funds.

Christopher P. Keating	Director, Vice President and Head of Institutional Sales, Client Service and Consultant Relationships of RiverSource Investments, LLC.

Michelle Keeley	Director and Executive Vice President – Equities and Fixed Income of RiverSource Investments, LLC. Ms. Keeley is also Executive Vice President – Equities and Fixed Income of Ameriprise Financial and Vice President – Investments of the Ameriprise Certificate Company. Ms. Keeley also serves as Vice President of the RiverSource Funds.

Brian J. McGrane	Director, Vice President and Chief Financial Officer of RiverSource Investments, LLC. Mr. McGrane is also Senior Vice President and Lead Financial Officer for Ameriprise Financial.

Scott R. Plummer	Chief Legal Officer of RiverSource Investments, LLC. Mr. Plummer is also Vice President and Chief Counsel, Asset Management for Ameriprise Financial and Vice President, General Counsel and Secretary of the RiverSource Funds and Ameriprise Certificate Company.

Name	Principal Occupation

William F. Truscott	President, Chairman of the Board and Chief Investment Officer of RiverSource Investments, LLC. Mr. Truscott is also President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial, Chairman of the Board, Chief Executive Officer and President of RiverSource Distributors and Director, President and Chief Executive Officer of the Ameriprise Certificate Company. Mr. Truscott also serves as a Board Member and Vice President of the RiverSource Funds.

Eleanor T.M. Hoagland	Chief Compliance Officer of RiverSource Investments, LLC. Ms. Hoagland is also U.S. Asset Management Chief Compliance Officer for Ameriprise Financial and Chief Compliance Officer for RiverSource Funds, Ameriprise Certificate Company, J. & W. Seligman & Co. Incorporated and RiverSource Service Corporation.

Amy K. Johnson	Vice President and Chief Administrative Officer of RiverSource Investments, LLC.

Comparable Funds for which RiverSource Serves as Investment Adviser

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Billions)		Fee Rate
Columbia Strategic Income Fund, Variable Series	RiverSource Variable Portfolio–Diversified Bond Fund	5,605.7	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 1.5 1.0 5.0 5.0 4.0 26.0 50.0	0.480 0.455 0.430 0.405 0.380 0.365 0.360 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % %

Columbia International Fund, Variable Series	Threadneedle Variable Portfolio–International Opportunity Fund[1]	558.6	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	0.25 0.25 0.25 0.25 1.0 5.5 2.5 5.0 5.0 4.0 26.0 50.0	0.800 0.775 0.750 0.725 0.700 0.675 0.660 0.645 0.635 0.610 0.600 0.570	% % % % % % % % % % % %

Columbia Mid Cap Value Fund, Variable Series	RiverSource Variable Portfolio–Mid Cap Value Fund[1] RiverSource Mid Cap Value Fund[1]	231.6 2,043.5	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 2.5 5.0 9.0 26.0 50.0	0.700 0.675 0.650 0.625 0.600 0.575 0.550 0.525 0.500 0.475	% % % % % % % % % %

	RiverSource Partners Select Value Fund[1]*	284.7	First $ Next $ Next $ Next $ Next $ Over $	0.50 0.50 1.00 1.00 3.00 6.00	0.780 0.755 0.730 0.705 0.680 0.650	% % % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Billions)		Fee Rate
Columbia S&P 500 Fund, Variable Series	RiverSource Variable Portfolio–S&P 500 Index Fund* RiverSource S&P 500 Index Fund*	218.2 125.2	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 4.5 2.5 5.0 9.0 26.0 50.0	0.220 0.210 0.200 0.190 0.180 0.170 0.160 0.140 0.120	% % % % % % % % %

Columbia Large Cap Growth Fund, Variable Series	Seligman Growth Fund*	1,601.3	First $ Next $ Over $	1.0 1.0 2.0	0.655 0.615 0.565	% % %

Columbia Select Large Cap Growth Fund, Variable Series	Seligman Variable Portfolio– Growth Fund	234.0	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 2.5 5.0 5.0 4.0 26.0 50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %

Columbia Large Cap Value Fund, Variable Series	RiverSource Equity Value Fund[1]	734.3	First $ Next $ Next $ Next $ Next $ Over $	0.50 0.50 1.0 1.0 3.0 6.0	0.530 0.505 0.480 0.455 0.430 0.400	% % % % % %

	Seligman Large-Cap Value Fund	281.3	First $ Next $	0.5 0.5	0.755 0.660	% %
	Seligman Large-Cap Value Portfolio*	2.1	Over $	1.0	0.565%

	Seligman Variable Portfolio–Larger Cap Value Fund*	14.7	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 2.5 5.0 5.0 4.0 26.0 50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Billions)		Fee Rate
Columbia Asset Allocation Fund, Variable Series	RiverSource Portfolio Builder Moderate Aggressive Fund*	1,049		N/A	N/A
	Disciplined Asset Allocation Portfolios–Aggressive*	25.7		N/A	N/A
	Disciplined Asset Allocation Portfolios– Moderate Aggressive*	62.5		N/A	N/A

Columbia Select Opportunities Fund, Variable Series	RiverSource Disciplined Large Cap Growth Fund[1]*	759.1	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 2.5 5.0 5.0 4.0 26.0 50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %

	RiverSource Partners Fundamental Value Fund[1]*	590.3	First $ Next $ Next $ Next $ Next $ Over $	0.50 0.50 1.0 1.0 3.0 6.0	0.730 0.705 0.680 0.655 0.630 0.600	% % % % % %

	RiverSource Portfolio Builder Aggressive Fund*	515.8		N/A	N/A

	RiverSource Portfolio Builder Total Equity Fund*	440.6		N/A	N/A

	RiverSource Partners Variable Portfolio – Select Value Fund*	13.3	First $ Next $ Next $ Next $ Next $ Over $	0.50 0.50 1.00 1.00 3.00 6.00	0.780 0.755 0.730 0.705 0.680 0.650	% % % % % %

Columbia Value and Restructuring Fund, Variable Series	RiverSource Disciplined Large Cap Value Fund1*	293.2	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 2.5 5.0 5.0 4.0 26.0 50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Billions)		Fee Rate
Columbia Small Cap Growth Fund, Variable Series	RiverSource Partners Small Cap Growth Fund[1]*	99.3	First $ Next $ Next $ Next $ Next $ Over $	0.25 0.25 0.25 0.25 1.0 2.0	0.920 0.895 0.870 0.845 0.820 0.795	% % % % % %

	Seligman Frontier Fund*	36.0	First $ Over $	0.75 0.75	0.885 0.790	% %

Columbia Small Cap Value Fund, Variable Series	RiverSource Disciplined Small Cap Value Fund[1]*	45.6	First $ Next $ Next $ Next $ Next $ Over $	0.25 0.25 0.25 0.25 1.0 2.0	0.850 0.825 0.800 0.775 0.750 0.725	% % % % % %

Columbia Money Market Fund, Variable Series	RiverSource Government Money Market Fund* RiverSource Variable Portfolio–Cash Management Fund	113.8 1,002.6	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 0.5 0.5 0.5 2.5 1.0 1.5 1.5 1.0 5.0 5.0 4.0 24.0	0.330 0.313 0.295 0.278 0.260 0.240 0.220 0.215 0.190 0.180 0.170 0.160 0.150	% % % % % % % % % % % % %

	Seligman Cash Management Portfolio	7.2		All asset levels	0.355%

Columbia Federal Securities Fund, Variable Series	RiverSource Variable Portfolio–Global Inflation Protected Securities Fund*	2,355.2	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 1.5 1.0 5.0 5.0 4.0 26.0 50.0	0.440 0.415 0.390 0.365 0.340 0.325 0.320 0.310 0.300 0.290 0.270 0.250	% % % % % % % % % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets (Billions)		Fee Rate
	RiverSource Variable Portfolio–Short Duration U.S. Government Fund	523.8	First $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Next $ Over $	1.0 1.0 1.0 3.0 1.5 1.5 1.0 5.0 5.0 4.0 26.0 50.0	0.480 0.455 0.430 0.405 0.380 0.365 0.340 0.325 0.315 0.290 0.275 0.250	% % % % % % % % % % % %
*	RiverSource Investments, LLC has waived, reduced or otherwise agreed to reduce its compensation.

[1]	The following should also be considered in connection with the advisory fee rate:

Performance Incentive Adjustment

Before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index). The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Performance Difference	Adjustment Rate
0.00%-0.50%	0

0.50%-1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)

6.00% or more	12 basis points

    For example, if the performance difference for a fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take effect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Columbia’s principal executive officers and managers and the principal occupation of each are shown below. The address of each such principal executive officer and manager is One Financial Center, Boston, MA 02111.

Name	Principal Occupation

Michael A. Jones	Manager, Chairman, Chief Executive Officer and President

Colin Moore	Manager, Managing Director and Chief Investment Officer

Atul Varma	Chief Financial Officer

Linda J. Wondrack	Chief Compliance Officer

Changes in Portfolio Manager(s)

It has been determined that the portfolio managers primarily responsible for overseeing the investments of the following Funds, subject to and effective upon the Closing, will be as follows:

Columbia Asset Allocation Fund, Variable Series

Anwiti Bahuguna, PhD

Co-manager. Service with the Fund since 2009.

Director of Columbia; associated with Columbia or its predecessors as an investment professional since 2002.

David Joy

Co-manager.*

Vice President of RiverSource; associated with RiverSource since 2003.

Colin Moore

Co-manager. Service with the Fund since 2008.

Chief Investment Officer of Columbia; associated with Columbia or its predecessors as an investment professional since 2002.

Kent M. Peterson, PhD

Co-manager. Service with the Fund since 2009.

Director of Columbia; associated with Columbia or its predecessors as an investment professional since January 2006. Prior to January 2006, Mr. Peterson was a trading associate at Bridgewater Associates from 2004 to 2005.

Marie M. Schofield

Co-manager. Service with the Fund since 2009.

Managing Director of Columbia; associated with Columbia or its predecessors as an investment professional since 1990.

*	Service pending upon the Closing.

Columbia Federal Securities Fund, Variable Series

Todd White

Manager. *

Vice President of RiverSource; associated with RiverSource since 2008. Prior to 2008, Mr. White was a Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business at HSBC from 2004 to 2008.

*	Service pending upon the Closing.

Columbia Small Company Growth Fund, Variable Series

Wayne M. Collette, CFA

Co-manager.*

Managing Director of Columbia; associated with Columbia or its predecessors as an investment professional since 2001.

George J. Myers, CFA

Co-manager.*

Director of Columbia; associated with Columbia or its predecessors as an investment professional since 2004.

Lawrence W. Lin, CFA

Co-manager.*

Vice President of Columbia; associated with Columbia or its predecessors as an investment professional since December 2006. Prior to 2006, Mr. Lin was a research analyst at Primarius Capital from May 2006 to December 2006, and at Engemann Asset Management from July 1998 to April 2006.

Brian D. Neigut

Co-manager.*

Vice President of Columbia; associated with Columbia or its predecessors as an investment professional since

February 2007. Prior to 2007, Mr. Neigut was a portfolio manager at Kern Capital Management LLC from February 2006 to February 2007, and at OppenheimerFunds Inc. from November 2003 to February 2006.

*	Service pending upon the Closing.

Columbia Strategic Income Fund, Variable Series

Laura A. Ostrander

Manager. Service with the Fund since 2000.

Managing Director of Columbia; associated with Columbia or its predecessors as an investment professional since 1996.

Colin J. Lundgren, CFA

Co-manager. *

Vice President of RiverSource; associated with RiverSource since 1986.

Gene R. Tannuzzo, CFA

Co-manager. *

Portfolio Manager of RiverSource; associated with RiverSource since 2003.

*	Service pending upon the Closing.

APPENDIX C

Information Regarding the Subadviser

Nordea Investment Management North America, Inc., 437 Madison Avenue, New York, NY 10022

Nordea’s principal executive officers and directors and the principal occupation of each are shown below. Nordea is an indirect, wholly owned subsidiary of Nordea Bank AB. The address of each such principal executive officer and director is 437 Madison Avenue, New York, NY 10022. The address of Nordea Bank AB is Smalandsgaten 17 SE-105 71 Stockholm Sweden.

Name	Principal Occupation
Klaus M. Godiksen	Director, President and Chief Executive Officer
Jarrett G. Singer	Chief Financial Officer and Chief Compliance Officer
Eivind K. Lorgen	Director
Kim T. Pilgaard	Chairman and Director

Comparable Fund for which Nordea Serves as Subadviser

Columbia Fund	Comparable Fund	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund-Advisory Fee Rate
			Assets	Annual Fee Rate
Columbia Asset Allocation Fund, Variable Series	Columbia Liberty Fund[1]	367.1	Average daily net asset value of the portion of the Fund’s assets under management by Nordea	0.40%

[1]

Columbia charges management fees to this fund. Columbia pays Nordea’s fees out of the management fees Columbia receives from the Fund. The fee rate shown is the sub-advisory fee rate payable to Nordea.

C-1

APPENDIX D

Affiliated Brokerage Commissions

Except as set forth in the following table, each Fund paid no brokerage commissions to affiliated broker/dealers for the fiscal year ended December 31, 2009:

Fund	Name of Affiliated Broker and Nature of Affiliation	Dollar Amount of Commissions Paid to Affiliated Brokers	Percentage of Total Commissions Paid to Affiliated Brokers
Columbia Asset Allocation Fund, Variable Series	Merrill Lynch, Pierce, Fenner and Smith and Merrill affiliates (Same Indirect Parent Company as Columbia)	$5,654.35	3.8%

D-1

APPENDIX E

Dates on Which the Current Advisory Agreements and the Current Subadvisory Agreement Were Last Approved by Shareholders

Fund	Date of Agreement	Date of Most Recent Shareholder Approval
		Management Agreement	Sub-Advisory Agreement
Columbia Asset Allocation Fund, Variable Series	November 1, 2003	September 26, 2001	September 26, 2001
Columbia Federal Securities Fund, Variable Series	November 1, 2003	September 26, 2001	Not Applicable.
Columbia International Fund, Variable Series	May 1, 2006	September 26, 2001	Not Applicable.
Columbia Large Cap Growth Fund, Variable Series	November 1, 2003	September 26, 2001	Not Applicable.
Columbia Large Cap Value Fund, Variable Series	May 1, 2006	September 26, 2001	Not Applicable.
Columbia Mid Cap Value Fund, Variable Series	May 1, 2006	September 26, 2001	Not Applicable.
Columbia Money Market Fund, Variable Series	November 1, 2003	September 26, 2001	Not Applicable.
Columbia S&P 500 Index, Variable Series	November 1, 2003	September 26, 2001	Not Applicable.
Columbia Small Cap Value Fund, Variable Series	May 1, 2006	September 26, 2001	Not Applicable.
Columbia Small Company Growth Fund, Variable Series	November 1, 2003	September 26, 2001	Not Applicable.
Columbia Strategic Income Fund, Variable Series	May 1, 2006	September 26, 2001	Not Applicable.
Columbia Select Large Cap Growth Fund, Variable Series	September 1, 2008	August 28, 2008	Not Applicable.
Columbia Select Opportunities Fund, Variable Series	September 1, 2008	August 28, 2008	Not Applicable.
Columbia Value and Restructuring Fund, Variable Series	September 1, 2008	August 28, 2008	Not Applicable.

E-1

APPENDIX F-1

Form of Proposed Advisory Agreement

INVESTMENT MANAGEMENT SERVICES AGREEMENT

This Agreement, dated as of [•], is by and between RiverSource Investments, LLC (the “Investment Manager”), a Minnesota limited liability company, and Columbia Funds Variable Insurance Trust (the “Registrant”), a Massachusetts business trust, on behalf of its underlying series listed in Schedule A (the term “Fund” or “Funds” is used to refer to either the Registrant or its underlying series, as context requires).

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1) The Fund hereby retains the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board of Trustees (the “Board”), which investments, in the Investment Manager’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Investment Manager agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request. The Fund agrees that the Investment Manager may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Investment Manager) with the understanding that the quality and scope of services required to be provided under this Agreement

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shall not be diminished thereby, and also with the understanding that the Investment Manager shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Investment Manager. The Investment Manager agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Investment Manager will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

(2) The Investment Manager shall comply (or cause the Fund to comply, as applicable) with all applicable law, including but not limited to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”), the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder, the 1933 Act, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company.

(3) The Investment Manager shall allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Fund recognizes that the Investment Manager and its affiliates may from time to time acquire information about issuers or securities that it may not share with, or act upon for the benefit of, the Fund.

(4) The Investment Manager agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.

(5) The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records that it maintains for each Fund

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under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.

(6) The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.

(7) In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.

(8) Except for willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties, or reckless disregard by the Investment Manager of its obligations and duties, under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. To the extent permitted by applicable law, each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the

F1-3

foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two: COMPENSATION TO THE INVESTMENT MANAGER

(1) The Fund agrees to pay to the Investment Manager, in full payment for the services furnished, a fee as set forth in Schedule A.

(2) The fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis and, in the event of the effectiveness or termination of this Agreement, in whole or in part with respect to any Fund, during any month, the fee paid to the Investment Manager shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3) The fee provided for hereunder shall be paid in cash by the Fund to the Investment Manager within five business days after the last day of each month.

Part Three: ALLOCATION OF EXPENSES

(1) The Investment Manager shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Investment Manager (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Investment Manager, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Part Four: MISCELLANEOUS

(1) The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement or otherwise, shall have no authority to act for or represent the Fund.

(2) The Fund acknowledges that the Investment Manager and its affiliates may perform investment advisory services for other clients, so long as the Investment Manager’s services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the

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performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and the Investment Manager and its affiliates and their respective clients may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client.

(3) Neither this Agreement nor any transaction pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, shareholders or otherwise; or that the Investment Manager or any successor or assignee is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations, United States Securities and Exchange Commission (“SEC”) orders or published SEC staff guidance.

(4) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business, or to such other address as either party may designate in writing mailed to the other in accordance with this Paragraph (4).

(5) All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy and other relevant policies in effect from time to time.

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(6) This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof.

(7) A copy of the Registrant’s Agreement and Declaration of Trust, as amended or restated from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Registrant by an officer or trustee of the Registrant in his or her capacity as an officer or trustee of the Registrant and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant. Furthermore, notice is hereby given that the assets and liabilities of each series of the Registrant are separate and distinct and that the obligations of or arising out of this Agreement with respect to the series of the Registrant are several and not joint.

(8) If any term, provision, agreement, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

(9) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.

Part Five: RENEWAL AND TERMINATION

(1) This Agreement shall continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as hereinafter provided, only if such continuance is specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the 1940 Act and any applicable order or interpretation thereof issued by the SEC or its staff. As used in this agreement, the term “majority

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of the outstanding voting securities of the Fund” shall have the same meaning as set forth in the 1940 Act.

(2) This Agreement may be terminated, with respect to any Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

(3) This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

(4) Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Investment Manager and the Trust, on behalf of that Fund.

Part Six: Use of Name

(1) At such time as this Agreement or any extension, renewal or amendment hereof, or any similar agreement with any organization which shall have succeeded to the business of the Investment Manager, shall no longer be in effect, the Fund will cease to use any name derived from the name of the Investment Manager or of any organization which shall have succeeded to the Investment Manager’s business as investment adviser.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

By:
[•]
President

RIVERSOURCE INVESTMENTS, LLC

By:
[•] President

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Schedule A

[List of Funds/Fees]

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APPENDIX F-2

Comparison of Current Advisory Agreements and Proposed Advisory Agreement

The following chart compares key provisions of each Fund’s current Investment Management Agreement (the “Current Agreement”) and the Proposed Agreement. Each Fund’s advisory fee rate is the same in the Current Agreement and the Proposed Agreement.

Group 1 Funds: Columbia International Fund, Variable Series; Columbia Large Cap Value Fund, Variable Series; Columbia Mid Cap Value Fund, Variable Series; Columbia S&P 500 Index Fund, Variable Series; Columbia Small Cap Value Fund, Variable Series; and Columbia Strategic Income Fund, Variable Series

Group 2 Funds: Columbia Asset Allocation Fund, Variable Series; Columbia Federal Securities Fund, Variable Series; Columbia Large Cap Growth Fund, Variable Series; Columbia Money Market Fund, Variable Series; Columbia Select Large Cap Growth Fund, Variable Series; Columbia Select Opportunities Fund, Variable Series; Columbia Small Company Growth Fund, Variable Series; and Columbia Value and Restructuring Fund, Variable Series

Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Date	N/A	May 1, 2006	November 1, 2003 (Except for Value and Restructuring Fund, Variable Series; Select Large Cap Growth Fund, Variable Series; and Select Opportunities Fund, Variable Series, which are dated September 1, 2008)

General Investment-Related Services	The Fund hereby retains the Advisor, and the Advisor hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its	The Trust employs the Advisor (i) to provide certain administrative and limited oversight services and (ii) to provide investment management and related services to the Trust and the Funds, all in the manner set forth in the Agreement, subject to the direction of the Board, and for the period, in the manner, and on the	The Advisor will manage and supervise the investment and reinvestment of the assets of the Fund and advise with respect thereto, subject to the direction and overall control of the Board of the Trust and giving due consideration to the investment objective of the Fund and the investment policies and investment restrictions of and the other

F2-1

Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
then-current prospectus or statement of additional information, or as otherwise established by the Board, which investments, in the Advisor’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Advisor deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Advisor from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Advisor agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Advisor agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Advisor’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and terms set forth in the agreement. The Advisor accepts such employment and agrees during such period to render the services and to assume the obligations set forth in the agreement.

The Advisor undertakes to provide the services set forth in the agreement and to assume the following obligations: (a) responsibility for the management and investment of the assets of the Funds, subject to and in accordance with the separate investment objectives, policies and limitations of the Funds, as provided in the Trust’s Prospectus and Statement of Additional Information and governing instruments, as amended from time to time, and any directions and policies which the Board may issue to the Advisor from time to time; (b) The Advisor shall provide a continuous investment program for the Funds, shall revise each such program as necessary, and shall monitor implementation of the program; (e) The Advisor shall evaluate possible Sub-Advisors and shall advise the Board of the candidates which the Advisor believes are best suited to invest the assets of each Fund; shall monitor and evaluate the investment performance of each Sub-Advisor; shall recommend changes of or additions of Sub-Advisors when appropriate; and shall coordinate the investment activities of the Sub-Advisors; (f) it is understood that the Advisor may statements concerning the Fund set forth from time to time in the Trust’s then current prospectus and statement of additional information and other governing documents, and to the provisions of the IRC and regulations thereunder applicable to the Fund as a regulated investment company and as the designated investment vehicle for variable annuity, endowment, or life insurance contracts. In furtherance of its duties set forth above, the Advisor is authorized on behalf of the Fund (i) to buy, sell, exchange, convert, lend and otherwise trade in the Fund’s portfolio securities and assets.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request.

seek advice with respect to the performance of any or all of its duties under paragraphs 2B(b) and (c) from a person or company (“Consultant”) pursuant to an agreement among the Advisor, the Trust and the Consultant (a “Fund Consulting Agreement”). A fund Consulting Agreement may provide that the Consultant, subject to the control and supervision of the Board and the Advisor, shall provide assistance to the Advisor with respect to each Fund’s investment program, the selection, monitoring and evaluation of Sub-Advisors and the allocation of each Fund’s assets to the Sub-Advisors; (h) The Advisor shall render regular reports to the Board relating to the performance of its duties specified in paragraphs 2B(a), (b) and (c).

Administrative Services.

The Advisor will provide general administrative services, all subject to the overall direction and control of the Board. Such Administrative Services shall not include investment advisory, custodian, underwriting and distribution, transfer agency or pricing and bookkeeping services, but shall include: (i) provision of office space, equipment and facilities necessary in connection with the services to be performed hereunder and the maintenance of the headquarters of the Trust; (ii) maintenance of the corporate books and records of the Trust (other than

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
those of its records maintained by the Sub-Advisers, the transfer agent, the custodian and the pricing and bookkeeping agent); (iii) administration of all dealings and relationships with the Trustees for meetings of the Board, the scheduling of such meetings and the conduct thereof; (iv) preparation and filing of proxy materials and administration of arrangements for meetings of shareholders or beneficial owners of the Funds; (v) preparation and filing of all required reports and all updating and other amendments to the Trust’s Registration Statement under the Investment Company Act, the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder; (vi) calculation of distributions required or advisable under the Investment Company Act and the Internal Revenue Code of 1986, as amended (the “Code”); (vii) periodic computation and reporting to the Trustees of the Fund’s compliance with diversification and other portfolio requirements of the Investment Company Act and the Code; (viii) development and implementation of general shareholder and beneficial owner correspondence and communications relating to the Fund, including the preparation and filing of shareholder and beneficial owner reports as are required or deemed advisable; and (ix) general oversight of the custodial, net asset value computation, portfolio accounting, financial statement preparation, legal, tax and accounting services performed for the Trust or the Fund by others.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Sub-Contractors/ Delegation	The Fund agrees that the Advisor may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Advisor) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Advisor shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Advisor.

It is understood that the Advisor may, in its discretion and at its expense, delegate some or all of its administrative duties and responsibilities to any of its affiliates.

The Advisor may delegate its investment responsibility for the management and investment of the assets of the Funds with respect to each Fund to one or more persons or companies registered as investment advisers under the Investment Adviser’s Act or qualifying as a “bank” within the meaning of the Investment Adviser’s Act and thereby exempted from the requirement to be so registered pursuant to an agreement among the Trust, such Fund and each Sub-Adviser. Each Sub-Advisory Agreement may provide that the Sub-Adviser, subject to the control and supervision of the Trustees and the Advisor, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund’s assets or any portion thereof specified by the Advisor. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief.

Not addressed.
The Advisor shall be solely responsible for paying the fees of each Sub-Adviser from the fees it collects.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Manager of Managers SEC Exemptive Order	The Advisor agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Advisor will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.	Any delegation of duties shall comply with any applicable provisions of Section 15 of the Investment Company Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief.	Not addressed.

Proxy Voting	The Advisor agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.	The Advisor will provide general administrative services as set forth in the Agreement, all subject to the overall direction and control of the Board. Such Administrative Services shall include preparation and filing of proxy materials and administration of arrangements for meetings of shareholders or beneficial owners of the Funds.	Not addressed.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Records	The Advisor agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.	The Advisor will provide general administrative services as set forth in the Agreement, all subject to the overall direction and control of the Board. Such Administrative Services shall include maintenance of the corporate books and records of the Trust (other than those of its records maintained by the Sub-Advisers referred to in the Agreement, the transfer agent, the custodian and the pricing and bookkeeping agent).	The Advisor will preserve for the Trust all records it maintains for the Trust as prescribed by the rules and regulations of the Securities and Exchange Commission in the manner and for the time periods prescribed by such rules. The Advisor agrees that all such records shall be the property and under the control of the Trust and shall be made available, within seven business days of request therefor, to the Trust’s Board of Trustees or auditors during regular business hours at the Advisor’s offices. In the event of termination of this Agreement for any reason, all such records shall be returned, without charge, promptly to the Trust, free from any claim or retention of rights by the Advisor, except that the Advisor may retain copies of such records.

Advisor Expenses	The Advisor shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Advisor (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Advisor, and except to the extent

The Advisor shall be solely responsible for paying the fees of each Sub-Advisor from the fees it collects.

To the extent necessary to perform its obligations under this Agreement, the Advisor, at its own expense, shall furnish executive and other personnel and office space, equipment and facilities, and any other expenses incurred by it, in connection with the performance of its duties hereunder, except that the Trust or the Funds reimburse the Advisor for its out-of-pocket costs incurred by it in connection with communications with shareholders and beneficial owners of the Funds.

To the extent necessary to perform its obligations under this Agreement, the Advisor, at its own expense, shall furnish executive and other personnel and office space, equipment and facilities, and any other expenses incurred by in, in connection with the performance of its duties.

The Advisor shall pay all salaries, fees and expenses of Board or officers of the Trust who are employees of the Advisor. The Advisor shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. The Advisor shall not be required to pay or provide any credit for services provided by the Trust’s

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
required by law to be paid or reimbursed by the Advisor, the Advisor shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

The Advisor shall pay all salaries, fees and expenses of Board or officers of the Trust who are employees of the manager. The Advisor shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. The Advisor shall not be required to pay or provide any credit for services provided by the Trust’s custodian, transfer agent or other agents.

custodian, transfer agent or other agents, including the Administrator.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Fund Expenses	Not addressed.	The Fund shall be solely responsible for paying the fees of any consultant.	The Trust or the Fund, as appropriate, shall pay all expenses incidental to the operations and business of the Trust and the Fund not specifically assumed or agreed to be paid by the Advisor or the Administrator pursuant to this Agreement or the Administration Agreement, or by any Participating Insurance Company, including, without limitation: (a) the fees of the Advisor and of the Administrator; (b) fees payable pursuant to any plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act; (c) all fees and charges of depositories, custodians, and other agencies for the safekeeping and servicing of the cash, securities, and other property of the Trust; (d) all fees and charges of transfer, shareholder servicing, shareholder record keeping and dividend disbursing agents and all other expenses relating to the issuance and redemption of shares of the Trust (including the shares of the Fund) and the maintenance and servicing of shareholder accounts; (e) all charges for equipment or services used for obtaining price quotations or for communication among the Advisor, any sub-adviser appointed by the Trust, the Administrator, the Trust or any Participating Insurance Company, the custodian or any sub-custodian, transfer agent or any other agent selected by the Trust or the Fund; (f) all expenses incurred in periodic calculations of the net asset value of the shares of the Trust (including the shares of the Fund); (g) all charges for

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds

bookkeeping, accounting and tax information services provided to the Trust by the custodian or any subcustodian; (h) all charges for services of the Trust’s independent auditors; (i) all charges and expenses of legal counsel for the Trust and for the Trustees of the Trust in connection with legal matters relating to the Trust or the Fund; (j) all compensation of the Trustees of the Trust other than those Trustees who are interested persons of the Trust including, without limitation,

Trustees who are interested persons of the Advisor, the Administrator or any Participating Insurance Company, or the principal underwriter of the Trust, and all expenses (including expenses incident to Trustees’ meetings) incurred in connection with their services to the Trust; (k) all expenses of preparation, printing and mailing of notices and proxy solicitation material and of reports and other communications to the shareholders and beneficial owners of the Trust, and all other expenses (including proxy solicitation expenses) incidental to meetings of the shareholders or beneficial owners of the Trust; (l) all expenses of preparation (including type setting) and printing of annual or more frequent revisions of the Trust’s prospectuses and statements of additional information and supplements thereto, of supplying each then-existing shareholder or beneficial owner of shares of the Fund or purchaser thereof with a copy

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
of such revised prospectus or SAI supplements, and of supplying copies of such statements of additional information to persons requesting the same; (m) all expenses, if any, related to preparing, printing and engraving and transmitting certificates representing shares of the Trust; (n) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; (o) all brokers’ commissions and other normal charges incident to the purchase and sale of portfolio securities; (p) costs, including interest expense, of borrowing money; (q) all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign, and all costs and expenses incident to the maintenance of the Trust’s legal existence; (r) all expenses of registering and maintaining the registration of the Trust under the 1940 Act and the shares of the Trust under the Securities Act of 1933, and all expenses, if any, of qualifying and maintaining the qualification of the shares of the Trust for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities; (s) all fees, dues, and other expenses incurred by the Trust in connection with its membership in any trade association or other investment organization; and (t) all miscellaneous business expenses. The Trust or the Fund, as appropriate, shall also bear all

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
extraordinary non-recurring expenses as may arise, including but not limited to expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with any obligation of the Trust or the Fund to indemnify any person.

Expense Limitations/ Adviser Fee Waivers	Not addressed.	S&P 500 Index Fund, Variable Series, only: Effective Nov. 1, 2005, the Manager voluntarily agreed to reduce its fee by the annual rate of 0.064%. The fee waiver can be removed at any time.	Not addressed.

Termination/ Assignment	May be terminated, with respect to any Fund, by either the Fund or the Advisor at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.	This Agreement may at any time be terminated without payment of any penalty, by the Trust (by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days’ written notice to the Advisor; shall immediately terminate in the event of its assignment; and may be terminated by the Advisor on sixty (60) days written notice to the Trust.	This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may be terminated by the Advisor at any time upon sixty 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.
Automatically terminates upon assignment, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

Amendment	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the	Agreement may be amended at any time, but only by written Agreement between the Advisor and the Trust, which is subject to	Agreement may be amended at any time by written Agreement executed by both parties, provided that for substantive

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
	Advisor and the Trust, on behalf of that Fund.	approval of the Board of the Trust and the shareholders of any affected Fund in the manner required by the 1940 Act and the rules thereunder.	amendments, such execution on behalf of the Fund shall have been approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of disinterested Board cast in person at a meeting called for the purpose of voting on such approval.

Standard of Care	Except for willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties, or reckless disregard by the Advisor of its obligations and duties, under this Agreement, neither the Advisor, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors.	In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the Advisor, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.	No liability for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Advisor of its du ties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Advisor’s part or from reckless disregard by the Advisor of its obligations and duties under this Agreement.

Governing Law	Massachusetts	Massachusetts	Massachusetts

Brokerage/Soft Dollars	To the extent permitted by law, and consistent with its obligation to seek best execution, the Advisor may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Advisor determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities

(Except for S&P 500 Fund, in which Soft Dollars are not addressed):

It is understood that the Advisor or a Sub-Advisor may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for a Fund and for other clients in order to obtain the most favorable rice and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Advisor or Sub-Advisor, as the case may be, in the manner it considers to be the most equitable and consistent with

Advisor is authorized on behalf of the Fund to place orders for the execution of transactions in the Fund’s portfolio securities with or through such brokers, dealers, underwriters or issuers as the Advisor may select, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, all in accordance with the Fund’s policies concerning allocation of its portfolio brokerage, as permitted by law including but not limited to Section 28(e) of the Securities Exchange Act of 1934, and with the statements concerning the allocation of orders for the purchase and

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
	with respect to the Fund and other clients for which it acts as investment adviser. The Advisor shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.	its fiduciary obligations to the Trust and to its other clients, and in conformity with any applicable policies adopted by the Board.	sale of securities among the Fund and other accounts of the Advisor set forth from time to time in the Fund’s then current prospectus and statement of additional information, and in doing so the Advisor shall not be required to make any reduction of its investment advisory fee hereunder.

Principal Transactions	Neither the Advisor, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations SEC orders or published SEC staff guidance.	Not addressed.	Not addressed.

Indemnification	Not addressed	The Advisor shall indemnify and hold harmless the Trust from any loss, cost, expense or damage resulting from the failure of a Sub-Advisor to comply with (i) any statement included in the Prospectus and Statement of Additional Information of the Trust, or (ii) instructions given by the Advisor to any Sub-Advisor for the purpose of ensuring the Trust’s compliance with securities, tax and other requirements applicable to the Trust’s business and the investment activities of the Fund; provided, however, that the indemnification provided by the agreement shall apply only to the extent that a Sub-Advisor is liable to the Trust and, after demand by the Trust, is unable or refuses to discharge its obligations to the Trust.	Not addressed.

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APPENDIX F-3

Form of Proposed Subadvisory Agreement

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this [•] day of [•], 2010, among [[RiverSource Investments, LLC]], a [[Minnesota limited liability company]] (the “Adviser”), NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC., a company incorporated under the laws of the State of Delaware (the “Sub-Adviser”) and COLUMBIA FUNDS VARIABLE INSURANCE TRUST (the “Trust”), on behalf of Columbia Asset Allocation Fund, Variable Series (the “Fund”).

WITNESSETH:

WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), investment advisory services pursuant to the terms and conditions of an investment management services agreement dated [•], 2010 (the “Advisory Agreement”), between the Adviser and the Trust, on behalf of the Fund and its other series; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s then current Prospectus (the “Prospectus”) and Statement of Additional Information (the “Statement”), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including,

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without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s affairs.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund’s assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

2. Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub- Adviser of each change in the investment policies of the Fund and to provide to the Sub- Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub- Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

3. Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

4. Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

5. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund’s assets

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under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

6. Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

7. Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

8. Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, “affiliated persons” of the Sub-Adviser, the Trustees of the Trust or the Fund’s distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-l procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

9. Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a) It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub- Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable Federal or State requirements, or the applicable

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requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an “assignment” of this Agreement.

(b) It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

(c) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

(d) It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the “SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

10. Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until the second anniversary of the date of its execution and from year to year thereafter but only so long as its continuance is “specifically approved at least annually” by the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities” of the Fund. This Agreement may be terminated at any time without penalty on sixty days’ written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by “vote of a majority of the outstanding voting securities” of the Fund, or by the Adviser. This Agreement also may be terminated at any time without

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penalty by the Sub-Advisor on ninety days’ written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its “assignment” or in the event that the Advisory Agreement shall have terminated for any reason.

11. Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

12. Certain Definitions. The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “control”, “affiliated persons” and “interested person”, when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

13. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14. Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the Sub-Adviser’s Secretary in the case of the Sub-Adviser, the Adviser’s General Counsel in the case of the Adviser, and the Trust’s Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

[[RIVERSOURCE INVESTMENTS, LLC]]

By:
Name:
Title:

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NORDEA INVESTMENT MANAGEMENT
NORTH AMERICA, INC.

By:
Name:
Title:

By:
Name:
Title:

COLUMBIA FUNDS VARIABLE INSURANCE TRUST, on behalf of its Columbia Asset Allocation Fund, Variable Series series

By:
Name:
Title:

A copy of the Agreement and Declaration of Trust of the Trust, as amended or restated from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Trust in his or her capacity as an officer or trustee of the Trust and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

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APPENDIX G

Fee Rates Payable Under the Current and Proposed Advisory Agreements

and the Current and Proposed Subadvisory Agreements

Fee Rates Payable Under the Current and Proposed Advisory Agreements

The following table shows each Fund’s contractual advisory fee rate payable to Columbia under the Current Advisory Agreements and the contractual advisory fee rate that would be payable to RiverSource under the Proposed Advisory Agreement. The advisory fee rate payable to Columbia under each Current Advisory Agreement is identical to the fee rate that would be payable to RiverSource under the corresponding Proposed Advisory Agreement.

Fund	Current Advisory Agreement			Proposed Advisory Agreement
	Asset* (Millions)	Fee Rate
Columbia Asset Allocation Fund, Variable Series	First $ 1,000 Next $ 500 Over $ 1,500	0.450 0.400 0.350	% % %	Same

Columbia Federal Securities Fund, Variable Series	First $ 500 Next $ 500 Next $ 500 Next $ 1,500 Next $ 3,000 Over $ 6,000	0.380 0.330 0.300 0.270 0.260 0.250	% % % % % %	Same

Columbia International Fund, Variable Series	First $ 500 Next $ 500 Next $ 500 Next $ 1,500 Next $ 3,000 Over $ 6,000	0.870 0.820 0.770 0.720 0.700 0.680	% % % % % %	Same

Columbia Large Cap Growth Fund, Variable Series	First $ 1,000 Over $ 1,000	0.500 0.450	% %	Same

Columbia Large Cap Value Fund, Variable Series	First $ 500 Next $ 500 Next $ 500 Next $ 1,500 Next $ 3,000 Over $ 6,000	0.770 0.720 0.670 0.620 0.600 0.580	% % % % % %	Same

Columbia Mid Cap Value Fund, Variable Series	First $ 500 Next $ 500 Over $ 1,000	0.700 0.650 0.600	% % %	Same

Columbia Money Market Fund, Variable Series	First $ 500 Next $ 500 Over $ 1,000	0.350 0.300 0.250	% % %	Same

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Fund	Current Advisory Agreement			Proposed Advisory Agreement
	Asset* (Millions)	Fee Rate

Columbia S&P 500 Index Fund, Variable Series	All Assets	0.200%		Same

Columbia Select Large Cap Growth Fund, Variable Series	All Assets	0.750%		Same

Columbia Select Opportunities Fund, Variable Series	All Assets	0.750%		Same

Columbia Small Cap Value Fund, Variable Series	First $ 500 Next $ 500 Over $ 1,000	0.800 0.750 0.700	% % %	Same

Columbia Small Company Growth Fund, Variable Series	First $ 500 Next $ 500 Over $ 1,000	0.500 0.450 0.400	% % %	Same

Columbia Strategic Income Fund, Variable Series	First $ 500 Next $ 500 Next $ 500 Over $ 1,500	0.600 0.550 0.520 0.490	% % % %	Same

Columbia Value and Restructuring Fund, Variable Series	All Assets	0.600%		Same

*	Annual rates based on a percentage of a fund’s average daily net assets.

Fee Rates Payable Under the Current and Proposed Subadvisory Agreement

The following table shows the Subadvised Fund’s contractual subadvisory fee rate payable to Nordea under the Current Subadvisory Agreement and the contractual advisory fee rate that would be payable to Nordea under the Proposed Subadvisory Agreement. The advisory fee rate payable to Nordea under the Current Subadvisory Agreement is identical to the fee rate that would be payable to Nordea under the corresponding Proposed Subadvisory Agreement.

Subadvised Fund	Subadviser	Current and Proposed Agreements’ Subadvisory Fee Rate
Columbia Asset Allocation Fund, Variable Series	Nordea	0.40	%*

*	This is an annual rate of the average daily net asset value of the portion of the Fund’s assets under management by Nordea

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APPENDIX H

Amounts Paid by Each Fund to Columbia and Affiliates

The following table indicates amounts paid by each Fund to Columbia and affiliates of Columbia and fees reimbursed or waived by Columbia or such affiliates during the Fund’s last fiscal year.

Fund	Management Fees*[1] ($)	Fees Reimbursed or Waived by Columbia or Columbia Affiliates* ($)	Distribution Fees* ($)	Transfer Agent Fees* ($)	Fiscal Year Ended
Columbia Asset Allocation Fund, Variable Series	717,054	264,742	67,850	460	12/31/2009
Columbia Federal Securities Fund, Variable Series	455,577	121,108	124,028	337	12/31/2009
Columbia International Fund, Variable Series	192,168	193,696	4,645	241	12/31/2009
Columbia Large Cap Growth Fund, Variable Series	275,301	84,598	18,505	327	12/31/2009
Columbia Large Cap Value Fund, Variable Series	780,942	154,584	38,324	383	12/31/2009
Columbia Mid Cap Value Fund, Variable Series	116,569	118,162	39,806	323	12/31/2009
Columbia Money Market Fund, Variable Series	738,293	351,706	0	384	12/31/2009
Columbia S&P 500 Index, Variable Series	44,766	154,464	55,765	92	12/31/2009
Columbia Small Cap Value Fund, Variable Series	2,971,191	230,925	879,546	645	12/31/2009
Columbia Small Company Growth Fund, Variable Series	274,824	121,222	1,454	558	12/31/2009
Columbia Strategic Income Fund, Variable Series	420,447	172,029	77,946	310	12/31/2009
Columbia Select Large Cap Growth Fund, Variable Series	33,217	137,199	4,609	0	12/31/2009
Columbia Select Opportunities Fund, Variable Series	34,962	156,743	4,850	82	12/31/2009
Columbia Value and Restructuring Fund, Variable Series	25,684	141,734	4,276	46	12/31/2009

*	Unaudited.
[1]	Fees paid to Columbia as investment adviser and administrator.

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APPENDIX I

Share Ownership of Trustees/Nominees

Beneficial Ownership of Equity Securities by the Trustees and Nominees in the Funds and in Family of Investment Companies

As of October 31, 2009, none of the Trustees or Nominees owned any shares of any Fund. The table below shows the aggregate dollar range of equity securities of all funds in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each Trustee and Nominee as of October 31, 2009.

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee in the Columbia Funds Family
John D. Collins	Over $100,000[2]
Rodman L. Drake	Over $100,000[2]
Douglas A. Hacker	Over $100,000
Janet Langford Kelly	Over $100,000
William Mayer[1]	$10,001-$50,000
Charles R. Nelson	Over $100,000
John J. Neuhauser	Over $100,000
Jonathan Piel	$0
Patrick J. Simpson	Over $100,000[2]
Thomas C. Theobald	Over $100,000[2]
Anne-Lee Verville	Over $100,000[2]

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by Columbia or other BAC affiliates.

[2]

Includes the value of compensation payable under the deferred compensation plan that is determined as if the amounts deferred had been invested, as of the date deferred, in shares of one or more funds of the Columbia funds complex as specified by each Trustee.

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APPENDIX J

COLUMBIA FUNDS

Governance Committee Charter

Governance Committee Charter

(As modified on February 4, 2009)

1.  The Governance Committee (the “Committee”) of the Columbia Funds (the “Funds”) shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds’ investment adviser, sub-advisers or principal underwriter.

2.  The functions of the Committee are:

(a)  To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

(b)  To review periodically Board governance practices and procedures and to recommend to the Board any changes it may deem appropriate;

(c)  To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

(d)  To review committee chair assignments and committee assignments on an annual basis;

(e)  To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

(f)  To plan and administer the Board’s annual self-evaluation process;

(g)  To consider the structure, operations and effectiveness of the Committee annually;

(h)  To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to supervise such counsel; and

J-1

(i)  To determine the allocation of responsibility for oversight of the Funds among the various Investment Oversight Committees.

3.  The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee’s meetings.

4.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.  The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

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APPENDIX K

Executive Officer Information

Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current executive officers of each Fund is shown below. The address of each officer is One Financial Center, Boston, MA 02111.

The following officers are executive officers of each Fund.

Columbia Funds Variable Insurance Trust

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, October 2003 – May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julie B. Lyman (Born 1970)	Vice President	2009	Assistant General Counsel, Bank of America since October 2009 and from October 2006 through May 2009; Managing Director of the Advisor from May 2009 through October 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2006	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

APPENDIX L

Trustee Compensation

Total Trustees’ fees paid by each Fund to the Trustees are listed below for the Fund’s last fiscal year. No Trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Name of Trustee	Columbia Asset Allocation Fund, Variable Series2*	Columbia Federal Securities Fund, Variable Series3*	Columbia International Fund, Variable Series4*	Columbia Large Cap Growth Fund, Variable Series5*	Columbia Large Cap Value Fund, Variable Series6*	Columbia Mid Cap Value Fund, Variable Series7*	Columbia Money Market Fund, Variable Series8*
John D. Collins	$1,597	$1,461	$1,147	$1,295	$1,523	$1,124	$1,241
Rodman L. Drake	$1,936	$1,774	$1,390	$1,568	$1,843	$1,363	$1,503
Douglas A. Hacker	$1,759	$1,607	$1,265	$1,427	$1,678	$1,239	$1,368
Janet Langford Kelly	$1,656	$1,515	$1,189	$1,342	$1,579	$1,166	$1,287
William Mayer[1]	$1,632	$1,487	$1,173	$1,323	$1,558	$1,150	$1,269
Charles R. Nelson	$1,766	$1,609	$1,271	$1,433	$1,686	$1,245	$1,374
John J. Neuhauser	$1,629	$1,485	$1,170	$1,320	$1,554	$1,147	$1,266
Jonathan Piel	$1,525	$1,391	$1,097	$1,237	$1,456	$1,075	$1,186
Patrick J. Simpson	$1,661	$1,516	$1,195	$1,348	$1,586	$1,171	$1,292
Thomas C. Theobald	$1,733	$1,578	$1,236	$1,398	$1,656	$1,211	$1,341
Anne-Lee Verville	$1,735	$1,582	$1,248	$1,407	$1,656	$1,223	$1,349

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by Columbia or other BAC affiliates.

[2]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $834 of his compensation from Columbia Asset Allocation Fund, Variable Series, Mr. Collins deferred $832 of his compensation from Columbia Asset Allocation Fund, Variable Series, and Mr. Simpson deferred $1,661 of his compensation from Columbia Asset Allocation Fund, Variable Series.

[3]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $763 of his compensation from Columbia Federal Securities Fund, Variable Series, Mr. Collins deferred $760 of his compensation from Columbia Federal Securities Fund, Variable Series, and Mr. Simpson deferred $1,516 of his compensation from Columbia Federal Securities Fund, Variable Series.

[4]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $604 of his compensation from Columbia International Fund, Variable Series, Mr. Collins deferred $603 of his compensation from Columbia International Fund, Variable Series, and Mr. Simpson deferred $1,195 of his compensation from Columbia International Fund, Variable Series.

[5]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $679 of his compensation from Columbia Large Cap Growth Fund, Variable Series, Mr. Collins deferred $678 of his compensation from Columbia Large Cap Growth Fund, Variable Series, and Mr. Simpson deferred $1,348 of his compensation from Columbia Large Cap Growth Fund, Variable Series.

[6]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $796 of his compensation from Columbia Large Cap Value Fund, Variable Series, Mr. Collins deferred $794 of his compensation from Columbia Large Cap Value Fund, Variable Series, and Mr. Simpson deferred $1,586 of his compensation from Columbia Large Cap Value Fund, Variable Series.

[7]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $591 of his compensation from Columbia Mid Cap Value Fund, Variable Series, Mr. Collins deferred $591 of his compensation from Columbia Mid Cap Value Fund, Variable Series, and Mr. Simpson deferred $1,171 of his compensation from Columbia Mid Cap Value Fund, Variable Series.

[8]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $651 of his compensation from Columbia Money Market Fund, Variable Series, Mr. Collins deferred $650 of his compensation from Columbia Money Market Fund, Variable Series, and Mr. Simpson deferred $1,292 of his compensation from Columbia Money Market Fund, Variable Series.

*	Unaudited.

Name of Trustee	Columbia S&P 500 Index, Variable Series9*	Columbia Small Cap Value Fund, Variable Series10*	Columbia Small Company Growth Fund, Variable Series11*	Columbia Strategic Income Fund, Variable Series12*	Columbia Select Large Cap Growth Fund, Variable Series13*	Columbia Select Opportunities Fund, Variable Series14*	Columbia Value and Restructuring Fund, Variable Series15*
John D. Collins	$1,149	$2,539	$1,241	$1,367	$1,058	$1,059	$1,057
Rodman L. Drake	$1,393	$3,076	$1,503	$1,659	$1,283	$1,284	$1,281
Douglas A. Hacker	$1,266	$2,799	$1,368	$1,505	$1,166	$1,167	$1,165
Janet Langford Kelly	$1,191	$2,632	$1,287	$1,417	$1,096	$1,097	$1,095
William Mayer[1]	$1,175	$2,607	$1,269	$1,395	$1,081	$1,082	$1,080
Charles R. Nelson	$1,272	$2,819	$1,374	$1,510	$1,171	$1,172	$1,170
John J. Neuhauser	$1,172	$2,602	$1,266	$1,392	$1,078	$1,079	$1,077
Jonathan Piel	$1,098	$2,437	$1,186	$1,304	$1,011	$1,011	$1,010
Patrick J. Simpson	$1,197	$2,653	$1,292	$1,421	$1,102	$1,103	$1,101
Thomas C. Theobald	$1,237	$2,759	$1,341	$1,474	$1,134	$1,135	$1,133
Anne-Lee Verville	$1,249	$2,769	$1,349	$1,483	$1,150	$1,151	$1,149

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by Columbia or other BAC affiliates.

[9]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $834 of his compensation from Columbia S&P 500 Index, Variable Series, Mr. Collins deferred $832 of his compensation from Columbia S&P 500 Index, Variable Series, and Mr. Simpson deferred $1,661 of his compensation from Columbia S&P 500 Index, Variable Series.

[10]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $763 of his compensation from Columbia Small Cap Value Fund, Variable Series, Mr. Collins deferred $760 of his compensation from Columbia Small Cap Value Fund, Variable Series, and Mr. Simpson deferred $1,516 of his compensation from Columbia Small Cap Value Fund, Variable Series.

[11]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $604 of his compensation from Columbia Small Company Growth Fund, Variable Series, Mr. Collins deferred $603 of his compensation from Columbia Small Company Growth Fund, Variable Series, and Mr. Simpson deferred $1,195 of his compensation from Columbia Small Company Growth Fund, Variable Series.

[12]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $679 of his compensation Columbia Strategic Income Fund, Variable Series, Mr. Collins deferred $678 of his compensation from Columbia Strategic Income Fund, Variable Series, and Mr. Simpson deferred $1,348 of his compensation from Columbia Strategic Income Fund, Variable Series.

[13]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $796 of his compensation from Columbia Select Opportunities Fund, Variable Series, Mr. Collins deferred $794 of his compensation from Columbia Select Opportunities Fund, Variable Series, and Mr. Simpson deferred $1,586 of his compensation from Columbia Select Opportunities Fund, Variable Series.

[14]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $591 of his compensation from Columbia Select Opportunities Fund, Variable Series, Mr. Collins deferred $591 of his compensation from Columbia Select Opportunities Fund, Variable Series, and Mr. Simpson deferred $1,171 of his compensation from Columbia Select Opportunities Fund, Variable Series.

[15]

During the fiscal year ended December 31, 2009, Mr. Drake deferred $651 of his compensation from Columbia Value and Restructuring Fund, Variable Series, Mr. Collins deferred $650 of his compensation from Columbia Value and Restructuring Fund, Variable Series, and Mr. Simpson deferred $1,292 of his compensation from Columbia Value and Restructuring Fund, Variable Series.

*	Unaudited.

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to the Trustees for the Calendar Year December 31, 2009[16]*
John D. Collins	$226,990
Rodman L. Drake	$275,955
Douglas A. Hacker	$249,505
Janet Langford Kelly	$235,000
William Mayer[1]	$232,000
Charles R. Nelson	$250,500
John J. Neuhauser	$232,000
Jonathan Piel	$217,000
Patrick J. Simpson	$236,000
Thomas C. Theobald	$248,550
Anne-Lee Verville	$246,500

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by Columbia or other BAC affiliates.

[16]

During the calendar year ended December 31, 2009, Mr. Drake deferred $116,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan, Mr. Collins deferred $116,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan and Mr. Simpson deferred $236,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Drake’s account under that plan was $223,507, the value of Mr. Collins’ account under that plan was $205,097, the value of Mr. Simpson’s account under that plan was $1,051,968, the value of Mr. Theobald’s account under that plan was $600,183 and the value of Ms. Verville’s account under that plan was $679,903.

*	Unaudited.

APPENDIX M

Principal Holders

As of November 30, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 5% of the outstanding shares of any class of any Fund, as set forth below*.

Fund	Name and Address	Class Balance	Percentage of class
Columbia Asset Allocation Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	3,358,776.3310	37.67%

Columbia Asset Allocation Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,806,831.7410	20.26%

Columbia Asset Allocation Fund, Variable Series- Class A	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,226,590	13.76%

Columbia Asset Allocation Fund, Variable Series- Class A	HARTFORD LIFE INSURANCE COMPANY P.O. BOX 2999 HARTFORD, CT 06104-2999	802,692.6070	9.00%

Columbia Asset Allocation Fund, Variable Series- Class A	AMERICAN SKANDIA LIFE ASSURANCE CO. ATTN: ALISON MITNICK 1 CORPORATE DRIVE, 9TH FL SHELTON, CT 06484-6208	620,594.2250	6.96%

Columbia Asset Allocation Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,878,531.1810	73.45%

Columbia Asset Allocation Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	358,998.8980	14.04%

Columbia Asset Allocation Fund, Variable Series- Class B	SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	253,460.5270	9.91%

Columbia Federal Securities Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,261,908.5240	37.02%

Fund	Name and Address	Class Balance	Percentage of class
Columbia Federal Securities Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	825,165.8890	24.21%

Columbia Federal Securities Fund, Variable Series- Class A	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	533,419.4090	15.65%

Columbia Federal Securities Fund, Variable Series- Class A	AMERICAN SKANDIA LIFE ASSURANCE CO ATTN: ALISON MITNICK 1 CORPORATE DRIVE 9TH FL SHELTON, CT 06484-6208	188,009.0310	5.52%

Columbia Federal Securities Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	3,782,819.1110	78.20%

Columbia Federal Securities Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	782,637.0790	16.18%

Columbia International Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	10,206,488.3490	53.44%

Columbia International Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	5,675,247.6350	29.71%

Columbia International Fund, Variable Series- Class A	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,264,674.7830	6.62%

Columbia International Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,609,922.1260	92.14%

Columbia International Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	137,323.6900	7.86%

Fund	Name and Address	Class Balance	Percentage of class
Columbia Large Cap Growth Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	627,175.4380	29.14%

Columbia Large Cap Growth Fund, Variable Series- Class A	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	544,528.0780	25.30%

Columbia Large Cap Growth Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	364,775.3260	16.95%

Columbia Large Cap Growth Fund, Variable Series- Class A	AMERICAN SKANDIA LIFE ASSURANCE CO. ATTN: ALISON MITNICK 1 CORPORATE DRIVE, 9TH FL SHELTON, CT 06484-6208	238,572.6870	11.08%

Columbia Large Cap Growth Fund, Variable Series- Class A	AMERICAN SKANDIA LIFE ASSURANCE CO. 1 CORPORATE DRIVE, 9TH FL SHELTON, CT 06484-6208	212,143.6900	9.86%

Columbia Large Cap Growth Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	275,846.0530	82.82%

Columbia Large Cap Growth Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	45,034.9970	13.52%

Columbia Large Cap Value Fund, Variable Series- Class A	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO ATTN: DAVID TEN BROECK P.O. BOX 2999 HARTFORD, CT 06104-2999	2,593,156.8190	31.84%

Columbia Large Cap Value Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	2,537,108.3260	31.15%

Columbia Large Cap Value Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,421,003.8510	17.45%

Fund	Name and Address	Class Balance	Percentage of class
Columbia Large Cap Value Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,209,804.8090	83.89%

Columbia Large Cap Value Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	26,801,5140	12.04%

Columbia Mid Cap Value Fund, Variable Series- Class A	TRANSAMERICA LIFE INSURANCE CO. ATTN: FMG ACCOUNTING MS 4410 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499-0001	26,801.5140	32.37%

Columbia Mid Cap Value Fund, Variable Series- Class A	TRANSAMERICA LIFE INSURANCE CO. ATTN: FMG ACCOUNTING MS 4410 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499-0001	21,220.2380	25.63%

Columbia Mid Cap Value Fund Variable Series- Class A	TRANSAMERICA LIFE INSURANCE CO. ATTN: FMG ACCOUNTING MS 4410 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499-0001	18,769.6740	22.67%

Columbia Mid Cap Value Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	14,781.9770	17.85%

Columbia Mid Cap Value Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,341,342.2690	81.69%

Columbia Mid Cap Value Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	194,709.3180	11.86%

Columbia Money Market Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	71,995,744.7310	52.52%

Columbia Money Market Fund, Variable Series- Class A	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	20,238,949.5580	14.76%

Columbia Money Market Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	16,902,121.3670	12.33%

Fund	Name and Address	Class Balance	Percentage of class
Columbia Money Market Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	10,360,720.5500	7.56%

Columbia S&P 500 Index Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	9,440.5790	100.00%

Columbia S&P 500 Index Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,946,811.8780	77.40%

Columbia S&P 500 Index Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	393,674.9330	15.65%

Columbia S&P 500 Index Fund, Variable Series- Class B	SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	162,002.3910	6.44%

Columbia Select Large Cap Growth Fund, Variable Series- Class A	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	250,080.8630	100.00%

Columbia Select Large Cap Growth Fund, Variable Series- Class B	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	250,040.4860	100.00%

Columbia Select Opportunities Fund, Variable Series- Class A	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	251,394.8170	100.00%

Columbia Select Opportunities Fund, Variable Series- Class B	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	251,150.9150	100.00%

Columbia Small Cap Value Fund, VARIABLE SERIES- Class A	AUL AMERICAN INDIVIDUAL VARIABLE UNIT TRUST I ONE AMERICA SQ P.O. BOX 368 INDIANAPOLIS, IN 46206-0368	1,132,681.8110	67.04

Fund	Name and Address	Class Balance	Percentage of class
Columbia Small Cap Value Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	175,824.2840	10.41%

Columbia Small Cap Value Fund, Variable Series- Class A	LIBERTY LIFE ASSURANCE CO OF BOSTON POLICY HOLDER SVCS ATTN: S LABELLA 100 LIBERTY WAY DOVER, NH 03820-4597	109,903.8470	6.50%

Columbia Small Cap Value Fund, Variable Series- Class A	AUL AMERICAN INDIVIDUAL VARIABLE UNIT TRUST I ONE AMERICA SQ P.O. BOX 368 INDIANAPOLIS, IN 46206-0368	102,663.7840	6.08%

Columbia Small Cap Value Fund, Variable Series- Class B	AMERICAN EXPRESS AMERICAN ENTERPRISE LIFE INS. 1497 AXP FINANCIAL CENTER MINNEAPOLIS, MN 55474-0014	14,148,489.6710	45.77%

Columbia Small Cap Value Fund, Variable Series- Class B	ING USA ANNUITY AND LIFE INSURANCE COMPANY ATTN: JOHN STANZIANI 1475 DUNWOODY DRIVE WESTCHESTER, PA 19380-1478	10,831,034.8560	35.04%

Columbia Small Cap Value Fund, Variable Series- Class B	NEW YORK LIFE INSURANCE & ANNUITY CORP ATTN: CHRISTINE DEMPSEY 169 LACKAWANNA AVENUE PARSIPPANY, NJ 07054-1007	4,256,013.9620	13.77%

Columbia Small Company Growth Fund, Variable Series- Class A	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO ATTN: DAVID TEN BROECK P.O. BOX 2999 HARTFORD, CT 06104-2999	1,816,965.3710	37.58%

Columbia Small Company Growth Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,706,744.5360	35.30%

Columbia Small Company Growth Fund, Variable Series- Class A	MONUMENTAL LIFE INSURANCE ATTN: FMG ACCOUNTING MS 4410 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499-0001	380,588.4270	7.87%

Columbia Small Company Growth Fund, Variable Series- Class B	FARM BUREAU LIFE INSURANCE COMPANY 5400 UNIVERSITY AVE WEST DES MOINES, IA 50266-5950	114,280.4560	95.17%

Fund	Name and Address	Class Balance	Percentage of class
Columbia Strategic Income Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	2,176,641.2320	46.33%

Columbia Strategic Income Fund, Variable Series- Class A	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,211,970.7440	25.79%

Columbia Strategic Income Fund, Variable Series- Class A	TRANSAMERICA LIFE INSURANCE CO. 4333 EDGEWOOD ROAD NE CEDAR RAPIDS, IA 52499-0001	316,010.3880	6.73%

Columbia Strategic Income Fund, Variable Series- Class A	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	259,896.5430	5.53%

Columbia Strategic Income Fund, Variable Series- Class A	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	258,059.4910	5.49%

Columbia Strategic Income Fund, Variable Series- Class B	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	2,663,003.2190	73.70%

Columbia Strategic Income Fund, Variable Series- Class B	KEYPORT C/O SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	690,279.7590	19.10%

Columbia Strategic Income Fund, Variable Series- Class B	SUN LIFE FINANCIAL P.O. BOX 9133 WELLESLEY HILLS, MA 02481-9133	258,255.6840	7.15%

Columbia Value and Restructuring Fund, Variable Series- Class A	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	252,538.5590	100.00%

Columbia Value and Restructuring Fund, Variable Series- Class B	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	252,280.5580	100.00%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions without the controlling shareholder’s vote, or to prevent actions that the controlling shareholder votes for.

As of November 30, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 25% of the outstanding shares of a Fund, as set forth below.

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Asset Allocation Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	7,044,139.2530	61.39%

Columbia Federal Securities Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	5,869,893.5240	71.18%

Columbia International Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	17,491,658.1100	83.91%

Columbia Large Cap Growth Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,267,796.8170	51.01%

Columbia Large Cap Value Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	5,167,916.9860	53.91%

Columbia Large Cap Value Fund, Variable Series-	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO ATTN DAVID BROECK PO BOX 2999 HARTFORD, CT 06104-2999	2,593,156.8190	27.05%

Columbia Mid Cap Value Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,356,124.2460	78.63%

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Money Market Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	99,258,586.6480	72.40%

Columbia S&P 500 Index Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,956,252.4570	77.48%

Columbia Small Cap Value Fund, Variable Series-	AMERICAN EXPRESS- MANAGED ASSETS TRUST: AMERICAN ENTERPRISE LIFE INS 1497 AXP FINANCIAL CENTER MINNEAPOLIS, MN 55474-0014	14,148,489.6710	43.40%

Columbia Small Cap Value Fund, Variable Series-	ING USA ANNUITY AND LIFE INSURANCE COMPANY 1475 DUNWOODY DRIVE ATTN JOHN STANZIANI WESTCHESTER, PA 19380-1478	10,831,034.8560	33.22%

Columbia Small Company Growth Fund, Variable Series-	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO ATTN DAVID BROECK PO BOX 2999 HARTFORD, CT 06104-2999	1,816,965.3710	36.67%

Columbia Small Company Growth Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	1,706,744.5360	34.44%

Columbia Strategic Income Fund, Variable Series-	SUN LIFE ASSURANCE COMPANY OF CANADA (U.S) C/O SUN LIFE FINANCIAL PO BOX 9133 WELLESLEY HILLS, MA 02481-9133	6,051,615.1950	72.80%

Columbia Select Large Cap Growth Fund, Variable Series-	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	500,121.3490	100.00%

Columbia Value and Restructuring Fund, Variable Series-	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	504,819.1170	100.00%

Columbia Select Opportunities Fund, Variable Series-	FIM FUNDING INC 100 FEDERAL ST MADE 10021E BOSTON, MA 02110-1802	502,545.7320	100.00%

[THIS PAGE INTENTIONALLY LEFT BLANK]

INT-51/29515-0110

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2010

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 2:00 P.M., Eastern time, on March 3, 2010, at One Financial Center, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints James R. Bordewick, Jr., Michael G. Clarke, J. Kevin Connaughton, Peter T. Fariel, Ryan C. Larrenaga and Julie B. Lyman (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this card, and date it. When share are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2010
CFS_20959_012510

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Mark, sign and date this Proxy Card and return in the enclosed postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting One Financial Center Boston, Massachusetts on March 3, 2010

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:☐

☐ To vote FOR all Proposals for your Fund(s) and FOR all nominees to the Board, mark this box. No other vote is necessary.

1.	To approve the proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐

2.	To approve the proposed Subadvisory Agreement with Nordea Investment Management North America, Inc. (Columbia Asset Allocation Fund, Variable Series, only).

	FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐

3.	To approve the proposed policy authorizing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval (i.e., the Manager of Managers Proposal).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

4.	To elect the nominees to the Board of the Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

01. John D. Collins	02. Rodman L. Drake	03. Douglas A. Hacker	04. Janet Langford Kelly
05. William E. Mayer	06. Charles R. Nelson	07. John J. Neuhauser	08. Jonathan Piel
09. Patrick J. Simpson	10. Anne-Lee Verville

Instruction: To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the nominee number(s) on the line provided below.

Important Notice Regarding the Availability of Proxy Materials for the Columbia Funds

Shareholder Meeting to Be Held on March 3, 2010.

The Joint Proxy Statement for this Joint Special Meeting and the Notice of Joint Special Meeting

are available at: www.columbiafunds.com

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CFS_20959_012510

VOTING INSTRUCTION	COLUMBIA FUNDS VARIABLE INSURANCE TRUST	VOTING INSTRUCTION
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2010

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the below-named fund (the “Fund”) on how to vote shares of the Fund held by the separate account.

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposals and Nominees. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

PROVIDE VOTING INSTRUCTIONS VIA THE INTERNET:
www.proxy-direct.com
PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE:
1-866-235-4258

Note: Please sign exactly as your name(s) appear(s) on this card, and date it. When interests are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2010
CFS_20959VI_012510

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14

VOTING INSTRUCTION OPTIONS

Read your Joint Proxy Statement and have it at hand when providing your instructions.

PROVIDE INSTRUCTIONS ON THE INTERNET	PROVIDE INSTRUCTIONS BY PHONE	PROVIDE INSTRUCTIONS BY MAIL
Log on to:	Call 1-866-235-4258	Mark, sign and date this card
www.proxy-direct.com	Follow the recorded	and return in the
Follow the on-screen instructions	instructions	enclosed postage-paid envelope
available 24 hours	available 24 hours

EVERY VOTE IS IMPORTANT! PLEASE PROVIDE YOUR VOTING INSTRUCTIONS USING ONE OF THE AVAILABLE OPTIONS!

THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF YOUR INSURANCE COMPANY

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE USED TO VOTE SHARES HELD BY THE COMPANY ATTRIBUTABLE TO YOUR ACCOUNT IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE USED TO VOTE SUCH SHARES FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. YOUR INSURANCE COMPANY IS ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

☐ To submit voting instructions FOR all Proposals for your Fund(s) and FOR all nominees to the Board, mark this box. No other instruction is necessary.

1.	To submit voting instructions to approve the proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐

2.	To submit voting instructions to approve the proposed Subadvisory Agreement with Nordea Investment Management North America, Inc. (Columbia Asset Allocation Fund, Variable Series, only).

	FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐

3.	To submit voting instructions to approve the proposed policy authorizing RiverSource to enter into and materially amend subadvisory agreements, in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval (i.e., the Manager of Managers Proposal).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
Fundname Drop-In 9	☐	☐	☐	Fundname Drop-In 10	☐	☐	☐
Fundname Drop-In 11	☐	☐	☐	Fundname Drop-In 12	☐	☐	☐
Fundname Drop-In 13	☐	☐	☐	Fundname Drop-In 14	☐	☐	☐

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

4.	To submit voting instructions to elect the nominees to the Board of the Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

01. John D. Collins	02. Rodman L. Drake	03. Douglas A. Hacker	04. Janet Langford Kelly
05. William E. Mayer	06. Charles R. Nelson	07. John J. Neuhauser	08. Jonathan Piel
09. Patrick J. Simpson	10. Anne-Lee Verville

Instruction: To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the nominee number(s) on the line provided below.

EVERY VOTE IS IMPORTANT! PLEASE PROVIDE YOUR VOTING INSTRUCTION USING ONE OF THE AVAILABLE OPTIONS!

CFS_20959VI_012510

Columbia Funds’ web site pages:

Homepage Message (Investor/Advisor/Institutional): View proxy materials.

HTML Page Content – Investor/Advisor sites only:

Shareholders of the Columbia Funds are being asked to vote on certain proposals for a special meeting scheduled to be held on March 3, 2010 (in connection with the previously announced agreement by Bank of America, N.A. to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc.). This page will be updated as proxy materials become available. Please check back if you do not see your fund listed at this time.

To view proxy materials, please select the Trust name below:

[Name of Trust : Link to Related Proxy Materials]

HTML Page Content – Institutional site only:

Shareholders of the Columbia Funds are being asked to vote on certain proposals for a special meeting scheduled to be held on March 3, 2010 (in connection with the previously announced agreement by Bank of America, N.A. to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc.). This page will be updated as proxy materials become available. Please check back if you do not see your fund listed below.

To view proxy material, please select a fund name below:

[Name of Fund/Link to Related Proxy Materials]